                                                                   Annual Report
                                                             as of June 30, 2000

Evergreen
                                                                  Short and
                                                             Intermediate Term
                                                                 Bond Funds

                           [LOGO OF EVERGREEN FUNDS]

                                                     [MUTUAL FUND SERVICE AWARD]

                               Table of Contents

Letter to Shareholders......................................................   1

Evergreen Capital Preservation and Income Fund

  Fund at a Glance..........................................................   2

  Portfolio Manager Interview...............................................   3

Evergreen Intermediate Term Bond Fund

  Fund at a Glance..........................................................   5

  Portfolio Manager Interview...............................................   6

Evergreen Short-Duration Income Fund
(formerly, Evergreen Short-Intermediate Bond Fund)

  Fund at a Glance..........................................................   8

  Portfolio Manager Interview...............................................   9

Financial Highlights

  Evergreen Capital Preservation and Income Fund............................  12

  Evergreen Intermediate Term Bond Fund.....................................  14

  Evergreen Short-Duration Income Fund......................................  16

Schedule of Investments

  Evergreen Capital Preservation and Income Fund............................  18

  Evergreen Intermediate Term Bond Fund.....................................  20

  Evergreen Short-Duration Income Fund......................................  28


Combined Notes to Schedules of Investments..................................  34

Statements of Assets and Liabilities........................................  35

Statements of Operations....................................................  36

Statements of Changes in Net Assets.........................................  37

Combined Notes to Financial Statements......................................  39

Independent Auditors' Report................................................  48

Additional Information......................................................  49

                                      Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


  Mutual Funds:   ARE NOT FDIC INSURED     MAY LOSE VALUE    NOT BANK GUARANTEED

                           Evergreen Distributor, Inc.
Evergreen Funds(SM) is a service mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders

                                  August 2000

[PHOTO]

William M. Ennis
President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Short and Intermediate Term Bond Funds annual report, which covers the twelve-month period ended June 30, 2000.

U.S. Bond Markets
Experience Volatility

The bond market environment has suffered a great deal of volatility and unpredictability for the past twelve months as fixed income markets were hit by rising interest rates and falling bond prices. Potential inflation threats, including rising wage costs and higher energy prices, prompted the Federal Reserve Board to take an aggressive stance with respect to its interest rate policy, raising rates six times during the period. In addition, the U.S. Treasury's announcement of a plan to curtail new and existing supplies of long-term government bonds led investors to seek longer-term issues in anticipation of possible shortages. These factors are indicative of an abnormal investment environment where longer-term bonds paid lower rates than short-term bonds, this is also known as an "inverted yield curve". Amidst this volatile environment, we still believe that bonds are relatively attractive over the long term.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that could make it simple for you to choose the most appropriate for your portfolio.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                   EVERGREEN

                      Capital Preservation and Income Fund

                      Fund at a Glance as of June 30, 2000

    Portfolio
    Management

     [PHOTO]

   Gary Pzegeo
Tenure:  April 1997

-------------------------
CURRENT INVESTMENT STYLE1
-------------------------

[STYLEBOX]

Morningstar's Style Box is based on a portfolio date as of 6/30/00.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A and C prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Class A have not been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. These fees are 0.21% for Class A and 1.00% for Classes B and C. If these fees had been reflected, returns for Class A would have been higher. The Fund incurs 12b-1 expenses for Class A based on the rates of 0.25% on assets prior to 1/1/97 and 0.10% assessed on new assets from 1/1/97. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date: 7/1/1991        Class A       Class B       Class C
Class Inception Date                    12/30/1994     7/1/1991      12/1/1993
Average Annual Returns*
1 year with sales charge                  1.39%         -1.06%         1.92%
1 year w/o sales charge                   4.75%          3.90%         3.90%
5 years                                   4.86%          4.43%         4.78%
Since Portfolio Inception                 4.46%          4.36%         4.37%
Maximum Sales Charge                      3.25%          5.00%         2.00%
                                          Front End      CDSC          CDSC
30-day SEC Yield                          5.72%          5.12%         5.10%
12-month distributions per share         $0.54          $0.46         $0.46

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------
                                    [GRAPH]
                                                          Evergreen
                                                           Capital
                                                         Preservation
                                              6-Month     and Income
                        CPI                Treasury Bill  Fund Class B
         7/1/91        10,000                 10,000        10,000
        6/30/92        10,294                 10,451        10,644
        6/30/93        10,602                 10,810        10,961
        6/30/94        10,866                 11,182        11,102
        6/30/95        11,197                 11,807        11,643
        6/30/96        11,505                 12,469        12,292
        6/30/97        11,769                 13,143        13,036
        6/30/98        11,968                 13,856        13,613
        6/30/99        12,203                 14,536        14,137
        6/30/00        12,578                 15,315        14,686


Comparison of a $10,000 investment in Evergreen Capital Preservation and Income Fund, Class B shares2, versus a similar investment in a 6-Month Treasury Bill and the Consumer Price Index (CPI).

The 6-Month Treasury Bill is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN

                      Capital Preservation and Income Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended June 30, 2000, the Fund's Class B shares produced a 3.90% return, compared to the 5.54% return for the 6-month Treasury Bill Index. Fund performance is before deduction of any applicable sales charges. We attribute the Fund's performance to its emphasis on seasoned conventional adjustable rate mortgage securities (ARMS). Seasoned conventional ARMS are older pools of mortgages. Because they have an established history, investors can analyze various characteristics about the mortgages, particularly their prepayment history. Prepayments occur when a mortgage-holder prepays a mortgage before its maturity date. Often, this happens when interest rates are low, enabling mortgage-holders to refinance their existing higher-rate mortgages with lower interest rate debt. Investors believe an established prepayment history contributes to a greater level of predictability of future prepayment rates; and demand for individual pools of mortgages can vary, depending upon the characteristics they exhibit. In contrast, newly issued mortgages lack prepayment history. For many investors, the more generic nature of newly issued mortgages, particularly as it relates to prepayments, translates into additional risk that can cause the securities to underperform seasoned mortgage pools with desirable characteristics.

                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                     $36,702,433
Average Credit Quality                       AAA
Effective Maturity                     4.8 years
Average Duration                       1.3 years

What was the investment environment like for adjustable rate mortgage securities
(ARMS)?

The environment was positive. The economy grew at a rapid pace early in the period, causing investors to push interest rates higher on expectations of future tightening moves from the Federal Reserve Board. Later, however, the six interest rate hikes implemented by the Federal Reserve Board since mid-1999 effectively cooled economic growth from the unusually rapid pace of the past several quarters. Key segments of the economy, including the labor market, retail sales, housing and the automobile industry all exhibited signs of slowing. With the exception of energy costs, inflation remained well-contained. As we moved further into the first half of 2000, investors became increasingly optimistic that the more moderate rate of growth might prompt the Federal Reserve Board to stop raising rates and implement a more stable policy in the foreseeable future.

As an asset-class, ARMS performed well relative to other fixed-income sectors. ARMS provided an attractive yield advantage over U.S. Treasuries and rising interest rates pushed the coupons on ARMS higher early in the period. Market sentiment also supported the high quality and income-orientation that ARMS represent, as investors' focus shifted toward strategies favoring income rather than duration management. Expressed in years, duration measures a portfolio's interest rate sensitivity. Shortening duration reduces interest rate sensitivity and enhances price stability. Lengthening duration increases a portfolio's sensitivity to interest rate changes.

                                   EVERGREEN
                      Capital Preservation and Income Fund
                           Portfolio Manager Interview

How did the market's environment affect your investment strategy?

We focused on maximizing income rather than managing duration for most of the period. Seasoned conventional ARMS played a major role in the Fund's management. We began to increase our position in those securities in late 1999 and early 2000. They benefited the Fund by generating greater streams of income as interest rates rose, and also by outperforming other types of ARMS because of the favorable characteristics exhibited by their underlying mortgage pools. Recently, however, we increased the Fund's interest rate sensitivity by raising its exposure to both fixed-rate and hybrid mortgage-backed securities. The coupons of hybrid mortgages are fixed for three or five years before they begin to change annually. Both fixed-rate and hybrid mortgages provide a more predictable cash flow for a longer period of time, enabling the Fund to "lock-in" higher interest rates.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                   (as a percentage of 6/30/2000 net assets)

                                  [PIE CHART]

ARMS -- 77.0%
Collateralized Mortgage Obligations -- 9.0%
Fixed Rate Mortgage Securities -- 8.6%
U.S. Treasury Obligations -- 2.4%
Other Investments & Other Assets & Liabilities, net -- 3.0%

What is your outlook?

We think interest rates could stabilize, if not move a little lower. The economy appears to be slowing, and while we are keeping an eye on energy, the other components of inflation appear to be well under control. Higher interest rates have taken a bite out of both consumer and business spending. We expect the economy to slow to an annualized growth rate of 3.5% - 4%. adjusted for inflation, from the 6% - 7% rate that we have seen recently. That level of growth, combined with continued low inflation, could cause the Federal Reserve Board to hold rates steady for awhile. We think we have seen the peak in "real" interest rates -- the rate earned by the investor, adjusted for inflation. Typically, as we saw recently, investors are more comfortable with income-oriented strategies, in that kind of investment environment. With its seasoned conventional mortgages, fixed-rate and hybrid mortgage holdings, we believe the Fund is well-positioned to benefit from a more stable interest rate climate.

The Evergeen Capital Preservation and Income Fund merged into the Evergreen Select Adjustable Rate Fund on July 21, 2000.

                                   EVERGREEN
                          Intermediate Term Bond Fund
                      Fund at a Glance as of June 30, 2000

                                   Portfolio
                                  Management
                              ------------------

                                    [PHOTO]

                             David J. Bowers, CFA
                             Tenure:  January 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE 1
--------------------------------------------------------------------------------
[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 6/30/00.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS 2
--------------------------------------------------------------------------------
Portfolio Inception Date: 2/13/1987   Class A     Class B    Class C   Class Y
Class Inception Date                 2/13/1987   2/1/1993   2/1/1993  1/26/1998
Average Annual Returns*
1 year with sales charge              -0.68%      -2.92%     -0.04%      n/a
1 year w/o sales charge                2.65%       1.88%      1.88%     2.91%
5 years                                4.42%       3.98%      4.30%     5.24%
10 years                               6.53%       6.27%      6.27%     6.95%
Maximum Sales Charge                   3.25%       5.00%      2.00%      n/a
                                     Front End     CDSC       CDSC
30-day SEC Yield                       6.20%       5.66%      5.66%     6.66%
12-month distributions per share      $0.57       $0.51      $0.51     $0.59

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                       Evergreen
                     Intermediate     Consumer  Lehman Brothers
                    Term Bond Fund     Price     Intermediate
                       Class A         Index    Term Government

        6/30/90          9,675        10,000        10,000
        6/30/91         10,601        10,470        11,052
        6/30/92         12,105        10,793        12,507
        6/30/93         13,559        11,116        13,820
        6/30/94         13,400        11,393        13,785
        6/30/95         14,667        11,740        15,215
        6/30/96         15,300        12,063        15,977
        6/30/97         16,651        12,340        17,130
        6/30/98         18,121        12,548        18,594
        6/30/99         18,333        12,794        19,371
        6/30/00         18,820        13,188        20,187


Comparison of a $10,000 investment in Evergreen Intermediate Term Bond Fund, Class A shares2, versus a similar investment in the Lehman Brothers Intermediate Term Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index
(CPI).

The LBIGCBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                           Intermediate Term Bond Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended June 30, 2000, the Fund's Class A shares returned 2.65%. Fund performance is before deduction of any applicable sales charges. The performance lagged the 3.42% average return of the Intermediate Investment Grade Debt Funds followed by Lipper, Inc. for the same period. Lipper, Inc. is an independent monitor of mutual fund performance. The Lehman Brothers Intermediate Term Government/Corporate Bond Index returned 4.23% for the same period. We attribute the Fund's under-performance to two areas in particular. First, the bond market experienced an especially difficult period in the third quarter of 1999. At that time, heavy corporate bond supply, anticipations of Y2K and rising interest rates created particularly challenging conditions for bond investors.

In addition, prior to May 2000, the Fund was prohibited from investing in bonds having effective maturities longer than 10 years. In contrast, other funds in the Lipper competitive group were able to invest in bonds with longer maturities, provided that each fund's average maturity remained less than 10 years. Lipper Inc. is an independent monitor of mutual fund performance. After careful review, the Fund's maturity limitation was lifted, enabling the Fund to conform to the maturity guidelines of its competitive group. We believe this allowance both reinforces the Fund's emphasis on capital preservation and enhances total return potential. For example, during the past year, longer-term bonds benefited from a unique supply and demand situation that pushed prices considerably higher. We expect this situation to be ongoing. In contrast, rising short-term interest rates drove the prices of bonds with short-to-intermediate term maturities lower. The Fund was limited to this shorter maturity range for most of the fiscal period, restricting total return potential. In our opinion, the Fund's new flexibility enables it to take advantage of unique opportunities that may occur within all maturity ranges, while still limiting overall interest rate risk.


                                   Portfolio
                                Characteristics
                               -----------------

Total Net Assets                                                 $159,101,839
Average Credit Quality                                                    AA+
Effective Maturity                                                  8.4 years
Average Duration                                                    5.1 years

What caused the bond market's challenging condition?

During the past twelve months, we experienced significant volatility in several key areas of the bond market, most notably with regard to liquidity, risk premiums and underlying risk-free rates.

The third quarter of 1999 was especially difficult, as heavy new bond supply and extreme caution regarding Y2K pushed risk premiums higher and drained liquidity. During this time, the Federal Reserve Board increased short-term rates twice, each in 1/4 point increments. These actions reversed the liquidity injection the Federal Reserve Board had engineered at the height of the financial market crisis in the fall of 1998. High yield bonds, in particular, incurred heavy cash outflows and greatly reduced liquidity. This sector, as well as investment grade corporate bonds, suffered heavy losses. The environment was especially difficult for the Fund, given our core philosophy of emphasizing these sectors.

Investors resumed their focus on the economy's strength in late 1999, when it became clear that Y2K would present few significant problems. While this sentiment led to declining risk premiums, it also brought the potential for a tighter monetary policy back into focus, driving U.S. Treasury rates sharply higher. In an effort to cool excessive growth and preempt a rise in inflation, the Federal Reserve Board

                                   EVERGREEN
                           Intermediate Term Bond Fund
                           Portfolio Manager Interview

boosted interest rates another three times over a six-month timeframe by an incremental 1.25%

This tighter money policy, combined with the announcement in January 2000 that the U.S. Treasury would buy back as much as $30 billion longer-term securities and reduce the size of future auctions caused a dramatic change in the yield curve. Short-to-intermediate term rates rose, forcing bond prices lower. At the same time, longer-term rates fell, pushing prices higher. The shift in rates resulted in an inverted yield curve--an unusual situation where short-term rates are higher than the long-term rates. Once again, risk premiums moved sharply higher.

As the Fund's 2000 fiscal year came to a close, investors had adopted a more optimistic interest rate outlook. Signs of a slower economy had caused investors to believe the Fed might stop raising rates and implement a more stable monetary policy.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                (as a percentage of 6/30/2000 portfolio assets)

                                    [GRAPH]

AAA--54.8%
AA--6.5%
A--16.3%
BBB--14.8%
BB--3.6%
B--3.8%
CCC--0.2%

What strategies did you use to manage the Fund in light of the changing environment?

We emphasized quality and liquidity. We reduced holdings in high yield bonds and lower-tier investment grade corporate bonds, shifting the Fund's assets to mortgage-backed securities, higher-quality corporate bonds, and U.S. Treasuries and agencies. High yield bonds comprised 7.6% of net assets on June 30, 2000 versus 18% one year ago. As a result of the restructuring, the Fund's average quality was raised to "AA+" as of June 30, 2000 versus "A+" on June 30, 1999. We also decreased the Fund's exposure to industries that were more sensitive to changes in the economy's cycles such as banks and finance and basic materials and consumer cyclicals, and raised our exposure to industries that were less tied to the rise and fall of the economy, such as aerospace, cable, defense, rails, supermarkets and utilities.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                   (as a percentage of 6/30/2000 net assets)

                                    [GRAPH]

Corporate Bonds--36.1%
CMO and Mortgage-Backed Securities--25.9%
U.S. Treasury Obligations--12.7%
U.S. Government & Agency Obligations--12.2%
Yankee Obligations--5.9%
Asset-Backed Securities--4.2%
Other Investments and Other Assets and Liabilities, net--3.0%

What is your outlook over the next six months?

Despite some signs that the economy has begun to slow, we think interest rates will continue to experience upward pressure in the months ahead. Many conditions still exist that can fuel stronger growth. Consumers are fully employed and while capital is somewhat more expensive, it continues to be available to fund both consumer spending and business investment. We expect the Federal Reserve Board to remain vigilant in its fight against inflation, particularly in light of higher energy and wage costs. In this environment, we intend to continue to favor higher quality, liquid securities and industries that are less sensitive to the rise and fall of economic cycles.

                                   EVERGREEN
                           Short-Duration Income Fund
                     (formerly, Short-Intermediate Bond Fund)
                     Fund at a Glance as of June 30, 2000

                                   Portfolio
                                  Management
                                --------------

                                    [PHOTO]

                               P. Michael Jones
                              Tenure:  June 1999

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 6/30/00.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data as of June 30, 2000 and subject to change.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/28/1989    Class A    Class B    Class C   Class Y
Class Inception Date                  1/28/1989  1/25/1993  9/6/1994   1/4/1991
Average Annual Returns*
1 year with sales charge                -0.05%     -2.53%     0.39%      n/a
1 year w/o sales charge                  3.36%      2.33%     2.33%     3.57%
5 years                                  4.34%      3.77%     4.07%     5.18%
10 years                                 6.17%      5.85%     5.97%     6.67%
Maximum Sales Charge                     3.25%      5.00%     2.00%      n/a
                                      Front End     CDSC      CDSC
30-day SEC Yield                         6.14%      5.61%     5.61%     6.61%
12-month distributions per share        $0.57      $0.49     $0.49     $0.59

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                       Evergreen
                     Short-Duration   Consumer     Lehman Brothers Intermediate
                      Income Fund      Price            Term Government/
                        Class A        Index          Corporate Bond Index

        6/30/90          9,675         10,000                10,000
        6/30/91         10,655         10,470                11,052
        6/30/92         11,999         10,793                12,507
        6/30/93         13,133         11,116                13,820
        6/30/94         13,026         11,393                13,785
        6/30/95         14,228         11,740                15,215
        6/30/96         14,861         12,063                15,977
        6/30/97         15,868         12,340                17,130
        6/30/98         16,997         12,548                18,594
        6/30/99         17,608         12,794                19,371
        6/30/00         18,200         13,188                20,187

Comparison of a $10,000 investment in Evergreen Short- Duration Income Fund, Class A shares2, versus a similar investment in the Lehman Brothers Intermediate Term Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index
(CPI).

The LBIGCBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                           Short-Duration Income Fund
                    (formerly, Short-Intermediate Bond Fund)
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended June 30, 2000, the Fund's Class A shares returned 3.36% lagging the 4.23% produced by the Lehman Brothers Intermediate Term Government/Corporate Bond Index. Fund performance is before deduction of any applicable sales charges. Unlike a mutual fund, an index does not incur expenses, which lowers returns. We attribute the slight under-performance to the Fund's emphasis on mortgage-backed securities and corporate bonds. Historically an attractive investment alternative because of their higher level of income, mortgage-backed securities and corporate bonds--along with other sectors that produce a higher level of income--under-performed U.S. Treasuries, during much of the period. In June 2000, that situation reversed and mortgage-backed securites and corporate bonds out-performed other fixed-income alternatives.

                                    Portfolio
                                 Characteristics
                                 ---------------

 Total Net Assets                                            $377,592,031
 Average Credit Quality                                               AA+
 Effective Maturity                                             4.7 years
 Average Duration                                               3.4 years

What was the investment environment like for the period?


The bond market was exceptionally volatile over the past twelve months. The Federal Reserve Board raised interest rates six times, putting downward pressure on bond prices. Short-term interest rates were impacted the most, with rates on the 2-year U.S. Treasury rising from 5.52% on June 30, 1999 to 6.36% by June 30, 2000. In contrast, long-term rates fell, pushing prices higher, as 30-year U.S. Treasuries benefited from a supply/demand imbalance. The actions resulted in a yield curve inversion--a rare occurrence where short-term interest rates are higher than their long-term counterparts.

The Federal Reserve Board raised interest rates to cool potentially excessive economic growth and pending inflation. Rising stock prices had fueled the economy's strength by enhancing the country's "wealth effect". As we entered 2000, the U.S. economy was growing at a 5% annualized pace. Despite rapid growth and low unemployment, inflation remained well-contained. Some commodity and energy prices rose, but with the exception of oil prices, costs were not passed along to the consumer.

Midway through the first half of 2000, the stock market's meteoric rise ground to a halt. The NASDAQ plunged nearly 1900 points, or 38% from its high in mid-March. Technology stocks, in particular, experienced a sharp correction. Investors pushed interest rates lower in anticipation of slower economic growth, following the market's decline. While the effect was not immediate, signs of a slower economy began to emerge as the second quarter of 2000 came to a close and after twelve months of stricter monetary policy, the Federal Reserve Board left rates unchanged at their June 2000 meeting. Interest rates continued moving downward, on investors' beliefs that aggressive Federal Reserve Board tightening, higher energy prices and disappointing equity markets had finally combined to slow economic growth.

In addition to higher interest rates, bond prices experienced downward pressure from Y2K concerns and heavy supply during the period. Stock market volatility hit corporate bonds particularly hard--forcing prices lower as concerns about turbulence in the stock market spilled over into corporate bonds. As a result, bond sectors that produce a higher level of income--including mortgage-backed securities, corporate bonds and even U.S. agency securities--under-performed U.S. Treasuries. In our opinion, this created longer-term

                                   EVERGREEN
                           Short-Duration Income Fund
                    (formerly, Short-Intermediate Bond Fund)
                           Portfolio Manager Interview

investment opportunity. Yield relationships changed, causing the yield advantages provided by income-producing sectors over U.S. Treasuries to increase substantially. By the end of the Fund's fiscal year, the situation reversed; and mortgage-backed securities, corporate bonds and U.S. agencies began to out-perform U.S. Treasuries.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                    (as a percentage of 6/30/2000 net assets)

                                    [GRAPH]


CMO and Mortgage-Backed Securities--47.6%
Asset-Backed Securities--21.1%
Corporate Bonds--20.8%
Yankee Obligations--6.0%
U.S. Treasury Obligations--2.5%
Other Investments and Other Assets and Liabilities, net--2.0%

What strategies did you use in managing the Fund?

We emphasized income and liquidity, while managing asset-allocation and interest rate risk. Specifically, we adjusted the Fund's position in mortgage-backed securities and corporate bonds in order to build positions when their yield advantages relative to other sectors rose and reducing holdings when the relative value of mortgage-backed securities and corporate bonds was less attractive. We also reduced some of the Fund's less liquid securities.

We also managed the Fund's interest rate risk, adjusting duration and accurately selecting securities based on our anticipated shifts in the yield curve. Expressed in years, duration measures a fund's level of interest rate risk. Shortening duration enhances price stability and reduces interest rate risk. In contrast, lengthening duration increases a fund's sensitivity to changes in interest rates.

--------------------------------------------------------------------------------
                          PORTFOLIO MATURITY BREAKDOWN
--------------------------------------------------------------------------------
                 (as a percentage of 6/30/2000 portfolio assets)

                                    [GRAPH]

Less than 1 year--6.7%
1-5 years--57.0%
5-10 years--36.3%

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                 (as a percentage of 6/30/2000 portfolio assets)

                                    [GRAPH]

Government/Agency--40.9%
AAA--28.8%
AA--4.4%
A--12.1%
BBB--8.3%
BB--1.7%
B--1.3%
Not Rated--2.5%

                                   EVERGREEN
                           Short-Duration Income Fund
                     (formerly, Short-Intermediate Bond Fund)

                           Portfolio Manager Interview

What is your outlook?

Despite the market consensus that the long expected slowdown has arrived, we remain cautious. Many of the signs of slowing growth are tentative. Further, signs of inflation are becoming more abundant. Surveys of corporate America show that over 60% of the companies interviewed plan on raising prices within the next six months, with the average price increase expected to approach 4%. In our opinion, the Federal Reserve Board may need to raise interest rates further to insure that these emerging price pressures do not spread throughout the economy. Although we expect bond prices to continue to fluctuate, we are optimistic about the market's long-term return potential. The Federal Reserve Board is vigilantly fighting a resurgence of inflation. Just as it did in 1994, we believe the Federal Reserve Board will be successful in engineering a soft landing that both avoids recession and keeps inflation contained. Once a soft landing is achieved, we think bonds should be poised for a significant rally. In this environment, we intend to continue to emphasize mortgage-backed securities and corporate bonds. The correction in the equity markets put substantial pressure on corporate bonds, driving their yield advantages to extremely attractive levels. In our opinion, their incremental income and potential for price appreciation bodes well for future returns.

                                   EVERGREEN
                      Capital Preservation and Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                          Year Ended
                            Year Ended June 30,                         September 30,
                          -------------------------    Period Ended    -----------------
                           2000     1999     1998    June 30, 1997 (a)  1996    1995 (b)
CLASS A SHARES
Net asset value,
 beginning of period      $  9.65  $  9.73  $  9.80       $  9.74      $  9.68  $  9.51
                          -------  -------  -------       -------      -------  -------
Income from investment
 operations
Net investment income        0.53     0.53     0.57          0.46         0.61#    0.46
Net realized and
 unrealized gains or
 losses on securities       (0.08)   (0.08)   (0.07)         0.03         0.01     0.14
                          -------  -------  -------       -------      -------  -------
Total from investment
 operations                  0.45     0.45     0.50          0.49         0.62     0.60
                          -------  -------  -------       -------      -------  -------
Distributions to
 shareholders from
Net investment income       (0.54)   (0.53)   (0.57)        (0.43)       (0.53)   (0.43)
Tax basis return of
 capital                        0        0        0             0        (0.03)       0
                          -------  -------  -------       -------      -------  -------
Total distributions to
 shareholders               (0.54)   (0.53)   (0.57)        (0.43)       (0.56)   (0.43)
                          -------  -------  -------       -------      -------  -------
Net asset value, end of
 period                   $  9.56  $  9.65  $  9.73       $  9.80      $  9.74  $  9.68
                          -------  -------  -------       -------      -------  -------
Total return*                4.75%    4.80%    5.24%         5.12%        6.56%    6.36%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $27,371  $18,149  $18,022       $15,751      $22,684  $19,293
Ratios to average net
 assets
 Expenses++                  0.85%    0.85%    0.87%         0.92%+       0.91%    0.86%+
 Net investment income       5.69%    5.53%    5.77%         6.24%+       6.31%    6.37%+
Portfolio turnover rate        42%      41%      88%           52%          74%      67%

                                                                        Year Ended
                           Year Ended June 30,                         September 30,
                          ------------------------    Period Ended    ----------------
                           2000    1999     1998    June 30, 1997 (a)  1996     1995
CLASS B SHARES
Net asset value,
 beginning of period      $ 9.65  $  9.74  $  9.81       $  9.75      $  9.68  $  9.62
                          ------  -------  -------       -------      -------  -------
Income from investment
 operations
Net investment income       0.42#    0.46#    0.49          0.39         0.55#    0.52
Net realized and
 unrealized gains or
 losses on securities      (0.05)   (0.09)   (0.07)         0.04         0.01     0.03
                          ------  -------  -------       -------      -------  -------
Total from investment
 operations                 0.37     0.37     0.42          0.43         0.56     0.55
                          ------  -------  -------       -------      -------  -------
Distributions to
 shareholders from
Net investment income      (0.46)   (0.46)   (0.49)        (0.37)       (0.46)   (0.49)
Tax basis return of
 capital                       0        0        0             0        (0.03)       0
                          ------  -------  -------       -------      -------  -------
Total distributions to
 shareholders              (0.46)   (0.46)   (0.49)        (0.37)       (0.49)   (0.49)
                          ------  -------  -------       -------      -------  -------
Net asset value, end of
 period                   $ 9.56  $  9.65  $  9.74       $  9.81      $  9.75  $  9.68
                          ------  -------  -------       -------      -------  -------
Total return*               3.90%    3.86%    4.42%         4.53%        5.90%    5.81%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $5,372  $15,618  $26,056       $32,694      $44,096  $62,998
Ratios to average net
 assets
 Expenses++                 1.66%    1.65%    1.65%         1.67%+       1.63%    1.53%
 Net investment income      4.68%    4.72%    5.07%         5.52%+       5.63%    5.46%
Portfolio turnover rate       42%      41%      88%           52%          74%      67%

(a) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.
(b) For the period from December 30, 1994 (commencement of class operations) to September 30, 1995.
#    Net investment income is based on average shares outstanding during the period.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+    Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                        Capital Preservation Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                     Year Ended
                          Year Ended June 30,                       September 30,
                          ----------------------    Period Ended    --------------
                           2000    1999    1998   June 30, 1997 (a)  1996    1995
CLASS C SHARES
Net asset value,
 beginning of period      $ 9.65  $ 9.74  $ 9.80       $ 9.74       $ 9.67  $ 9.60
                          ------  ------  ------       ------       ------  ------
Income from investment
 operations
Net investment income       0.43#   0.46#   0.49         0.40         0.54#   0.52
Net realized and
 unrealized gains or
 losses on securities      (0.06)  (0.09)  (0.06)        0.03         0.02    0.04
                          ------  ------  ------       ------       ------  ------
Total from investment
 operations                 0.37    0.37    0.43         0.43         0.56    0.56
                          ------  ------  ------       ------       ------  ------
Distributions to
 shareholders from
Net investment income      (0.46)  (0.46)  (0.49)       (0.37)       (0.46)  (0.49)
Tax basis return of
 capital                       0       0       0            0        (0.03)      0
                          ------  ------  ------       ------       ------  ------
Total distributions to
 shareholders              (0.46)  (0.46)  (0.49)       (0.37)       (0.49)  (0.49)
                          ------  ------  ------       ------       ------  ------
Net asset value, end of
 period                   $ 9.56  $ 9.65  $ 9.74       $ 9.80       $ 9.74  $ 9.67
                          ------  ------  ------       ------       ------  ------
Total return*               3.90%   3.86%   4.53%        4.53%        5.91%   5.93%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $3,959  $3,928  $3,972       $4,105       $4,152  $2,755
Ratios to average net
 assets
 Expenses++                 1.65%   1.65%   1.65%        1.67%+       1.64%   1.53%
 Net investment income      4.83%   4.72%   5.05%        5.53%+       5.60%   5.51%
Portfolio turnover rate       42%     41%     88%          52%          74%     67%

(a) For the nine months ended June 30, 1997. The Fund changed its fiscal year end from September 30 to June 30, effective June 30, 1997.
#   Net investment income is based on average shares outstanding during the pe-
    riod.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                             Year Ended June 30,                         Year Ended July 31,
                          ---------------------------    Period Ended    --------------------
                           2000      1999      1998    June 30, 1997 (a)   1996       1995
CLASS A SHARES
Net asset value,
 beginning of period      $  8.66  $   9.08  $   8.93       $  8.73      $    8.88  $    8.84
                          -------  --------  --------       -------      ---------  ---------
Income from investment
 operations
Net investment income        0.53      0.53      0.57#         0.54           0.59       0.63
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions       (0.31)    (0.42)     0.20          0.18          (0.16)      0.02
                          -------  --------  --------       -------      ---------  ---------
Total from investment
 operations                  0.22      0.11      0.77          0.72           0.43       0.65
                          -------  --------  --------       -------      ---------  ---------
Distributions to
 shareholders from net
 investment income          (0.57)    (0.53)    (0.62)        (0.52)         (0.58)     (0.61)
Net asset value, end of
 period                   $  8.31  $   8.66  $   9.08       $  8.93      $    8.73  $    8.88
                          -------  --------  --------       -------      ---------  ---------
Total return*                2.65%     1.17%     8.82%         8.40%          4.95%      7.76%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $90,509  $107,714  $123,723       $10,341      $  12,958  $  14,558
Ratios to average net
 assets
 Expenses++                  1.17%     1.10%     1.11%         1.12%+         1.10%      1.00%
 Net investment income       6.17%     5.90%     6.00%         6.43%+         6.57%      7.13%
Portfolio turnover rate       169%      170%      331%          179%           231%       149%
                             Year Ended June 30,                         Year Ended July 31,
                          ---------------------------    Period Ended    --------------------
                           2000      1999      1998    June 30, 1997 (a)   1996       1995
CLASS B SHARES
Net asset value,
 beginning of period      $  8.66  $   9.09  $   8.95       $  8.74      $    8.89  $    8.85
                          -------  --------  --------       -------      ---------  ---------
Income from investment
 operations
Net investment income        0.46      0.47      0.48#         0.47           0.52       0.56
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions       (0.30)    (0.43)     0.21          0.20          (0.16)      0.02
                          -------  --------  --------       -------      ---------  ---------
Total from investment
 operations                  0.16      0.04      0.69          0.67           0.36       0.58
                          -------  --------  --------       -------      ---------  ---------
Distributions to
 shareholders from net
 investment income          (0.51)    (0.47)    (0.55)        (0.46)         (0.51)     (0.54)
Net asset value, end of
 period                   $  8.31  $   8.66  $   9.09       $  8.95      $    8.74  $    8.89
                          -------  --------  --------       -------      ---------  ---------
Total return*                1.88%     0.31%     7.89%         7.81%          4.10%      6.87%
Ratios/supplemental data
Net assets, end of
 period (thousands)       $17,719  $ 11,100  $ 10,763       $11,368      $  16,034  $  17,985
Ratios to average net
 assets
 Expenses++                  1.92%     1.85%     1.86%         1.87%+         1.85%      1.75%
 Net investment income       5.40%     5.15%     5.28%         5.68%+         5.82%      6.38%
Portfolio turnover rate       169%      170%      331%          179%           231%       149%

(a) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.
#    Net investment income is based on average shares outstanding during the period.
*    Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+    Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Intermediate Term Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                           Year Ended June 30,                       Year Ended July 31,
                           ----------------------    Period Ended    ---------------------
                            2000    1999    1998   June 30, 1997 (a)   1996        1995
 CLASS C SHARES
 Net asset value,
  beginning of period      $ 8.66  $ 9.09  $ 8.94       $ 8.74       $    8.89  $     8.85
                           ------  ------  ------       ------       ---------  ----------
 Income from investment
  operations
 Net investment income       0.46    0.47#   0.49#        0.46            0.52        0.55
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions      (0.30)  (0.43)   0.21         0.20           (0.16)       0.03
                           ------  ------  ------       ------       ---------  ----------
 Total from investment
  operations                 0.16    0.04    0.70         0.66            0.36        0.58
                           ------  ------  ------       ------       ---------  ----------
 Distributions to
  shareholders from net
  investment income         (0.51)  (0.47)  (0.55)       (0.46)          (0.51)      (0.54)
                           ------  ------  ------       ------       ---------  ----------
 Net asset value, end of
  period                   $ 8.31  $ 8.66  $ 9.09       $ 8.94       $    8.74  $     8.89
                           ------  ------  ------       ------       ---------  ----------
 Total return*               1.88%   0.31%   8.01%        7.70%           4.10%       6.87%
 Ratios/supplemental data
 Net assets, end of
  period (thousands)       $4,680  $4,718  $5,439       $7,259       $   9,084  $   10,185
 Ratios to average net
  assets
  Expenses++                 1.92%   1.85%   1.86%        1.87%+          1.85%       1.75%
  Net investment income      5.38%   5.15%   5.26%        5.68%+          5.82%       6.37%
 Portfolio turnover rate      169%    170%    331%         179%            231%        149%

                                        Year Ended June 30,
                                        --------------------    Period Ended
                                           2000      1999     June 30, 1998 (b)
 CLASS Y SHARES
 Net asset value, beginning of period   $    8.66  $    9.08       $  9.09
                                        ---------  ---------       -------
 Income from investment operations
 Net investment income                       0.54       0.56          0.24#
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions             (0.30)     (0.42)        (0.01)
                                        ---------  ---------       -------
 Total from investment operations            0.24       0.14          0.23
                                        ---------  ---------       -------
 Distributions to shareholders from
  net investment income                     (0.59)     (0.56)        (0.24)
                                        ---------  ---------       -------
 Net asset value, end of period         $    8.31  $    8.66       $  9.08
                                        ---------  ---------       -------
 Total return                                2.91%      1.43%         2.58%
 Ratios/supplemental data
 Net assets, end of period (thousands)  $  46,194  $  54,766       $63,721
 Ratios to average net assets
  Expenses++                                 0.92%      0.85%         0.86%+
  Net investment income                      6.40%      6.15%         6.23%+
 Portfolio turnover rate                      169%       170%          331%

(a) For the eleven months ended June 30, 1997. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 1997.
(b) For the period from January 26, 1998 (commencement of class operations) to June 30, 1998.
#   Net investment income is based on average shares outstanding during the pe-
    riod.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN                      (formerly,
                           Short-Duration Income Fund             Evergreen
                              Financial Highlights                Short-
                (For a share outstanding throughout each period)  Intermediate
                                                                  Bond Fund)



                                             Year Ended June 30,
                                   -------------------------------------------
                                    2000     1999     1998     1997     1996
 CLASS A SHARES
 Net asset value, beginning of
  period                           $  9.68  $  9.90  $  9.83  $  9.82  $ 10.02
                                   -------  -------  -------  -------  -------
 Income from investment
  operations
 Net investment income                0.56#    0.57     0.61     0.63     0.63
 Net realized and unrealized
  gains or losses on securities,
  futures contracts and foreign
  currency related transactions      (0.24)   (0.22)    0.07     0.02    (0.19)
                                   -------  -------  -------  -------  -------
 Total from investment operations     0.32     0.35     0.68     0.65     0.44
                                   -------  -------  -------  -------  -------
 Distributions to shareholders
  from net investment income         (0.57)   (0.57)   (0.61)   (0.64)   (0.64)
                                   -------  -------  -------  -------  -------
 Net asset value, end of period    $  9.43  $  9.68  $  9.90  $  9.83  $  9.82
                                   -------  -------  -------  -------  -------
 Total return*                        3.36%    3.59%    7.08%    6.77%    4.45%
 Ratios/supplemental data
 Net assets, end of period
  (thousands)                      $86,498  $19,127  $16,848  $17,703  $18,630
 Ratios to average net assets
  Expenses++                          0.92%    0.82%    0.80%    0.72%    0.79%
  Net investment income               5.91%    5.78%    6.14%    6.37%    6.35%
 Portfolio turnover rate               124%      50%      68%      45%      76%

                                             Year Ended June 30,
                                   -------------------------------------------
                                    2000     1999     1998     1997     1996
 CLASS B SHARES
 Net asset value, beginning of
  period                           $  9.70  $  9.92  $  9.85  $  9.84  $ 10.04
                                   -------  -------  -------  -------  -------
 Income from investment
  operations
 Net investment income                0.49#    0.49     0.52     0.54     0.55
 Net realized and unrealized
  gains or losses on securities,
  futures contracts and foreign
  currency related transactions      (0.27)   (0.23)    0.07     0.01    (0.19)
                                   -------  -------  -------  -------  -------
 Total from investment operations     0.22     0.26     0.59     0.55     0.36
                                   -------  -------  -------  -------  -------
 Distributions to shareholders
  from net investment income         (0.49)   (0.48)   (0.52)   (0.54)   (0.56)
                                   -------  -------  -------  -------  -------
 Net asset value, end of period    $  9.43  $  9.70  $  9.92  $  9.85  $  9.84
                                   -------  -------  -------  -------  -------
 Total return*                        2.33%    2.66%    6.11%    5.78%    3.62%
 Ratios/supplemental data
 Net assets, end of period
  (thousands)                      $15,485  $22,553  $22,689  $22,237  $21,006
 Ratios to average net assets
  Expenses++                          1.67%    1.72%    1.70%    1.62%    1.69%
  Net investment income               5.12%    4.87%    5.23%    5.48%    5.45%
 Portfolio turnover rate               124%      50%      68%      45%      76%

# Net investment income is based on average shares outstanding during the pe-riod.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN                      (formerly,
                           Short-Duration Income Fund             Evergreen
                              Financial Highlights                Short-
                (For a share outstanding throughout each period)  Intermediate
                                                                  Bond Fund)



                                          Year Ended June 30,
                              ------------------------------------------------
                                2000      1999      1998      1997      1996
 CLASS C SHARES
 Net asset value, beginning
  of period                   $   9.70  $   9.92  $   9.85  $   9.84  $  10.05
                              --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income            0.49#     0.49      0.52      0.54      0.55
 Net realized and unrealized
  gains or losses on
  securities, futures
  contracts and foreign
  currency related
  transactions                   (0.27)    (0.23)     0.07      0.01     (0.20)
                              --------  --------  --------  --------  --------
 Total from investment
  operations                      0.22      0.26      0.59      0.55      0.35
                              --------  --------  --------  --------  --------
 Distributions to
  shareholders from net
  investment income              (0.49)    (0.48)    (0.52)    (0.54)    (0.56)
                              --------  --------  --------  --------  --------
 Net asset value, end of
  period                      $   9.43  $   9.70  $   9.92  $   9.85  $   9.84
                              --------  --------  --------  --------  --------
 Total return*                    2.33%     2.66%     6.11%     5.77%     3.51%
 Ratios/supplemental data
 Net assets, end of period
  (thousands)                 $ 30,330  $  1,360  $  1,143  $  1,029  $  1,155
 Ratios to average net
  assets
  Expenses++                      1.70%     1.72%     1.70%     1.62%     1.69%
  Net investment income           5.18%     4.87%     5.25%     5.47%     5.46%
 Portfolio turnover rate           124%       50%       68%       45%       76%

                                          Year Ended June 30,
                              ------------------------------------------------
                                2000      1999      1998      1997      1996
 CLASS Y SHARES
 Net asset value, beginning
  of period                   $   9.68  $   9.90  $   9.83  $   9.82  $  10.02
                              --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income            0.59      0.58      0.62      0.64      0.64
 Net realized and unrealized
  gains or losses on
  securities, futures
  contracts and foreign
  currency related
  transactions                   (0.25)    (0.22)     0.07      0.02     (0.19)
                              --------  --------  --------  --------  --------
 Total from investment
  operations                      0.34      0.36      0.69      0.66      0.45
                              --------  --------  --------  --------  --------
 Distributions to
  shareholders from net
  investment income              (0.59)    (0.58)    (0.62)    (0.65)    (0.65)
                              --------  --------  --------  --------  --------
 Net asset value, end of
  period                      $   9.43  $   9.68  $   9.90  $   9.83  $   9.82
                              --------  --------  --------  --------  --------
 Total return                     3.57%     3.69%     7.19%     6.88%     4.63%
 Ratios/supplemental data
 Net assets, end of period
  (thousands)                 $245,279  $335,175  $348,358  $357,706  $352,095
 Ratios to average net
  assets
  Expenses++                      0.67%     0.72%     0.70%     0.62%     0.69%
  Net investment income           6.11%     5.88%     6.25%     6.48%     6.45%
 Portfolio turnover rate           124%       50%       68%       45%       76%

# Net investment income is based on average shares outstanding during the pe-riod.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                      Capital Preservation and Income Fund
                            Schedule of Investments
                                 June 30, 2000

                                             Credit   Principal
                                             Rating/\   Amount       Value
ADJUSTABLE RATE MORTGAGE SECURITIES -
  77.0% (S)
  FHLMC:
   5.73%, 08/01/2029........................   AAA   $  1,222,797 $  1,192,059
   6.11%, 07/01/2029........................   AAA        484,891      473,346
   6.59%, 06/01/2016........................   AAA      1,405,397    1,419,887
   6.74%, 02/01/2028........................   AAA        276,561      281,509
   7.14%, 09/01/2017........................   AAA        691,019      710,022
   7.15%, 03/01/2019........................   AAA        777,911      816,806
   7.22%, 09/01/2028........................   AAA        963,655      955,710
   7.28%, 03/01/2022........................   AAA        590,520      601,288
   7.29%, 05/01/2019-05/01/2020.............   AAA         67,033       67,513
   7.33%, 02/01/2021........................   AAA        350,423      350,949
   7.36%, 03/01/2021........................   AAA        513,276      519,440
   7.37%, 10/01/2021........................   AAA        355,123      361,171
   7.40%, 04/01/2020........................   AAA        314,995      315,716
   7.45%, 07/01/2030........................   AAA        573,883      583,926
   7.46%, 01/01/2022........................   AAA        873,991      894,913
   7.47%, 11/01/2021........................   AAA        548,024      562,480
   7.52%, 04/01/2022........................   AAA        770,097      788,691
   8.14%, 05/01/2026........................   AAA      1,068,063    1,092,178
  FNMA:
   5.79%, 04/01/2038........................   AAA        928,613      942,031
   5.94%, 11/01/2028........................   AAA      1,195,802    1,161,985
   6.09%, 05/01/2036........................   AAA        768,112      789,132
   6.26%, 03/01/2027........................   AAA        482,045      482,368
   6.39%, 11/01/2039........................   AAA        499,077      491,400
   6.53%, 03/01/2015........................   AAA        198,484      199,309
   6.625%, 08/01/2015.......................   AAA        295,749      296,225
   6.875%, 06/01/2018.......................   AAA        208,017      212,697
   6.89%, 10/01/2017........................   AAA        212,753      216,376
   7.12%, 07/01/2019........................   AAA        133,828      134,936
   7.15%, 11/01/2018........................   AAA        514,688      523,536
   7.16%, 11/01/2017........................   AAA        168,895      174,278
   7.21%, 03/01/2019........................   AAA        141,365      143,508
   7.23%, 12/01/2022........................   AAA        179,319      182,737
   7.43%, 07/01/2027........................   AAA        280,460      284,843
   7.44%, 02/01/2017........................   AAA         69,261       69,158
   7.45%, 01/01/2022........................   AAA        125,663      127,038
   7.51%, 09/01/2021........................   AAA      1,941,481    1,988,129
   7.54%, 12/01/2022........................   AAA      1,000,840    1,021,393
   7.58%, 01/01/2022........................   AAA        409,609      419,977
   7.61%, 01/01/2031........................   AAA        668,494      686,710
   7.62%, 06/01/2019-12/01/2019.............   AAA        758,204      773,983
   7.71%, 09/01/2018........................   AAA        883,828      911,722
   7.76%, 01/01/2028........................   AAA        249,015      255,527
   7.77%, 08/01/2027........................   AAA        774,985      800,669

                                   EVERGREEN
                      Capital Preservation and Income Fund
                       Schedule of Investments(continued)
                                 June 30, 2000

                                                  Credit  Principal
                                                  Rating/\  Amount      Value
ADJUSTABLE RATE MORTGAGE SECURITIES - continued
  FNMA - continued
   7.89%, 07/01/2020.............................   AAA   $  267,446 $   275,218
   8.07%, 12/01/2023.............................   AAA      977,543     995,649
   8.28%, 10/01/2016.............................   AAA      216,588     220,649
   10.40%, 04/25/2019............................   AAA      539,054     568,688
  GNMA:
   6.375%, 06/20/2022............................   AAA       80,467      80,128
   7.125%, 12/20/2022-10/20/2027.................   AAA      853,373     855,442
                                                                     -----------
    Total Adjustable Rate Mortgage Securities
     (cost $28,419,174)..........................                     28,273,045
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 9.0% (S)
  Carco Auto Loan Master Trust, 144A, 6.69%,
   08/15/2004....................................   AAA      555,325     553,606
  CoreStates Home Equity Trust, 144A, 6.65%,
   05/51/2009....................................   AAA      805,666     798,548
  Delta Funding Home Equity Loan Trust, 144A,
   7.74%, 04/25/2029.............................   AAA      500,000     492,287
  Mellon Residential Funding Corp., 144A, 6.11%,
   01/25/2029....................................   AAA    1,000,000     950,669
  Nomura Depositor Trust, 144A, 6.93%,
   01/15/2003....................................   AAA      490,225     488,532
                                                                     -----------
    Total Collateralized Mortgage Obligations
     (cost $3,361,326)...........................                      3,283,642
                                                                     -----------
FIXED RATE MORTGAGE SECURITIES - 8.6%
  FHLMC:
   6.25%, 07/15/2004.............................   AAA      500,000     486,579
   10.50%, 04/01/2004-10/01/2005.................   AAA      138,138     141,168
  FNMA:
   8.50%, 04/01/2026-10/01/2026..................   AAA      471,295     481,938
   9.50%, 04/15/2005.............................   AAA       98,455      98,306
   11.00%, 01/01/2016-01/01/2018.................   AAA      315,243     339,392
   12.50%, 07/15/2015............................   AAA      289,495     324,275
  GNMA, 10.25%, 11/15/2029.......................   AAA    1,274,749   1,286,196
                                                                     -----------
    Total Fixed Rate Mortgage Securities (cost
     $3,232,415).................................                      3,157,854
                                                                     -----------
U.S. TREASURY OBLIGATIONS - 2.4%
  U.S. Treasury Notes:
   4.75%, 02/15/2004.............................   AAA      600,000     570,468
   5.50%, 05/31/2003.............................   AAA      325,000     317,789
                                                                     -----------
    Total U.S. Treasury Obligations (cost
     $910,092)...................................                        888,257
                                                                     -----------
SHORT-TERM INVESTMENTS - 2.8%
REPURCHASE AGREEMENTS - 2.8%
  State Street Bank & Trust Co.
   6.45%, dated 6/30/2000, maturing 7/3/2000,
   maturity value $1,032,555 (cost $1,032,000)
   (1)...........................................          1,032,000   1,032,000
                                                                     -----------
Total Investments - (cost $36,955,007) - 99.8%......................  36,634,798
Other Assets and Liabilities - 0.2%.................................      67,635
                                                                     -----------
Net Assets - 100.0%................................................. $36,702,433
                                                                     ===========

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Intermediate Term Bond Fund
                            Schedule of Investments
                                 June 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value
ASSET-BACKED SECURITIES - 4.2% (S)
  American Express Credit Account, Ser. 1999-1,
   Class B, 5.85%, 11/15/2006..................  A      $ 2,000,000 $  1,903,210
  California Infrastructure PG & E, Ser. 1997-
   1, Class A4, 6.16%, 06/25/2003..............  AAA        835,195      830,438
  Contimortgage Home Equity Loan Trust, Ser.
   1998-1, Class A6, 6.58%, 12/15/2018.........  AAA      2,500,000    2,430,413
  CoreStates Home Equity Loan Trust, Ser. 1996-
   1, Class A4, 7.00%, 06/15/2012..............  AAA      1,000,000      992,835
  CoreStates Home Equity Trust, Ser. 1994-1,
   Class A, 6.65%, 05/15/2009..................  AAA        532,649      527,943
                                                                    ------------
    Total Asset-Backed Securities (cost
     $6,894,769)...............................                        6,684,839
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4% (S)
  Bear Stearns Comml. Mtge. Securities, Inc.,
   Ser. 2000-WF1, Class A2, 7.78%, 02/15/2010..  NA         700,000      714,641
  Chase Comml. Mtge. Securities Corp., Ser.
   1999-2, Class B, 7.34%, 11/15/2009..........  AA         500,000      486,250
  Criimi Mae Finl. Corp., Ser. 1, Class A,
   7.00%, 01/01/2033...........................  AAA        673,667      635,879
  DLJ Mtge. Acceptance Corp., Ser. 1994-3,
   Class A1, 6.50%, 04/25/2024.................  AA       2,722,197    2,538,054
  FNMA:
   Ser. 1993-248, Class SA, 3.36%, 08/25/2023..  NR       1,000,000      834,656
   Ser. 1997-M6, Class C, 6.85%, 05/17/2020....  NR         650,000      632,458
  Manufacturers Hanover Mtge. Corp., Ser. A,
   Class A, 11.50%, 04/25/2015.................  BBB+        64,008       67,340
  Morgan Stanley Capital I, Inc., Ser. 1997-C1,
   Class B, 7.69%, 02/15/2020..................  AA         700,000      703,104
  Morgan Stanley Dean Witter, Ser. 2000, Class
   B, 7.78%, 01/15/2010........................  NA         750,000      750,562
  PNC Mtge. Securities Corp.:
   Ser. 1999-5, Class CB3, 6.89%, 07/25/2029...  NA         649,482      578,242
   Ser. 1999-8, Class CB3, 7.35%, 09/25/2029...  NR         694,225      634,240
  Prudential Home Mortgage Securities Co., Ser.
   1992-38, Class A8, 6.95%,11/25/2022.........  AAA        179,000      161,955
  Residential Asset Securization Trust, Ser.
   2000-A2, Class NB1, 8.00%, 04/25/2030.......  AAA        331,515      333,247
  Residential Funding Mtge. Securities I, Inc.,
   Ser. 1999-S2, Class M1, 6.50%, 01/25/2029...  NA       1,158,144    1,040,413
                                                                    ------------
    Total Collateralized Mortgage Obligations
     (cost $10,120,100)........................                       10,111,041
                                                                    ------------
CORPORATE BONDS - 36.1%
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.1%
  Hayes Wheels Intl., Inc., Ser. B, 9.125%,
   07/15/2007..................................  B          250,000      225,000
                                                                    ------------

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments(continued)
                                 June 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
CORPORATE BONDS - continued
CONSUMER DISCRETIONARY - continued
Food Products - 0.1%
  Sun World Intl., Inc., Ser. B, 11.25%,
   04/15/2004.................................  B      $   150,000 $    143,438
                                                                   ------------
Hotels, Restaurants & Leisure - 0.6%
  Boyd Gaming Corp., 9.50%, 07/15/2007........  B+         150,000      144,750
  Harrahs Operating Co., Inc., 7.875%,
   12/15/2005.................................  BB+        150,000      141,375
  Horseshoe Gaming Holdings, Ser. B, 8.625%,
   05/15/2009.................................  B+         150,000      142,125
  Isle of Capri Casinos, Inc., 8.75%,
   04/15/2009.................................  B          150,000      139,500
  Mohegan Tribal Gaming Auth., 8.125%,
   01/01/2006.................................  BB         150,000      143,250
  Prime Hospitality Corp., Ser. B, 9.75%,
   04/01/2007.................................  B+         150,000      145,500
  Station Casinos, Inc., 9.75%, 04/15/2007....  B+         150,000      150,750
                                                                   ------------
                                                                      1,007,250
                                                                   ------------
Household Durables - 1.1%
  Black & Decker Holdings, Inc., 6.55%,
   07/01/2007 144A............................  BBB      1,500,000    1,396,137
  MDC Holdings, Inc., 8.375%, 02/01/2008......  BB         150,000      133,500
  Standard Pacific Corp., 8.50%, 04/01/2009
   #..........................................  BB         150,000      135,750
                                                                   ------------
                                                                      1,665,387
                                                                   ------------
Leisure Equipment & Products - 0.7%
  CSC Holdings, Inc., Ser. B, 8.125%,
   07/15/2009.................................  BB+      1,000,000      974,694
  Outboard Marine Corp., Ser. B, 10.75%,
   06/01/2008 #...............................  B          150,000       75,750
                                                                   ------------
                                                                      1,050,444
                                                                   ------------
Media - 0.8%
  Ackerley Group, Inc., Ser. B, 9.00%,
   01/15/2009.................................  B          150,000      138,375
  American Lawyer Media, Inc., Ser. B, 9.75%,
   12/15/2007.................................  B          150,000      137,625
  Echostar DBS Corp., 9.375%, 02/01/2009......  B          150,000      144,750
  Hollinger Intl. Publishing, Inc., 9.25%,
   02/01/2006.................................  BB-        150,000      148,688
  Infinity Broadcasting, Inc., 8.875%,
   06/15/2007.................................  BBB        150,000      151,500
  K-III Communications Corp., Ser. B, 8.50%,
   02/01/2006.................................  BB-        150,000      142,500
  Lamar Media Corp., 9.625%, 12/01/2006.......  B          150,000      151,500
  Sinclair Broadcast Group, Inc., 10.00%,
   09/30/2005.................................  B          150,000      144,000
  TV Guide, Inc., 8.125%, 03/01/2009..........  B+         150,000      150,375
                                                                   ------------
                                                                      1,309,313
                                                                   ------------
Multi-line Retail - 0.1%
  Ames Dept. Stores, Inc., 10.00%, 04/15/2006
   #..........................................  B+         150,000       91,500
                                                                   ------------
Specialty Retail - 1.1%
  Federated Department Stores, Inc., 8.50%,
   06/01/2010.................................  BBB+     1,500,000    1,530,031
  Jo-Ann Stores, Inc., 10.375%, 05/01/2007....  B          150,000      135,000
  Michaels Stores, Inc., 10.875%, 06/15/2006..  BB-        150,000      156,000
                                                                   ------------
                                                                      1,821,031
                                                                   ------------

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments(continued)
                                 June 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
CORPORATE BONDS - continued
CONSUMER DISCRETIONARY - continued
Real Estate - 1.7%
  EOP Operating, Ltd., 6.375%, 02/15/2003.....  BBB+   $   850,000 $    816,640
  Prudential Properties, 7.125%, 07/01/2007
   144A.......................................  A+       2,000,000    1,874,232
                                                                   ------------
                                                                      2,690,872
                                                                   ------------
CONSUMER STAPLES - 2.9%
Food & Drug Retailing - 2.0%
  CVS Corp., 5.50%, 02/15/2004................  A        3,000,000    2,830,386
  Kroger Co., 6.00%, 04/01/2003...............  BBB-       414,005      400,097
                                                                   ------------
                                                                      3,230,483
                                                                   ------------
Food Products - 0.8%
  General Mills, Inc., Ser. B, 9.00%,
   12/20/2002.................................  A+       1,164,000    1,204,986
                                                                   ------------
Household Products - 0.1%
  Playtex Family Products Corp., 9.00%,
   12/15/2003 #...............................  B          150,000      145,875
                                                                   ------------
ENERGY - 1.8%
Energy Equipment & Services - 0.4%
  Oslo Seismic Svcs., Inc., 8.28%,
   06/01/2011.................................  BBB        658,178      659,495
                                                                   ------------
Oil & Gas - 1.4%
  Cross Timbers Oil Co., Ser. B, 9.25%,
   04/01/2007.................................  B          150,000      146,625
  Deeptech Intl., 12.00%, 12/15/2000..........  NR         500,000      500,127
  Giant Inds., Inc., 9.00%, 09/01/2007........  B+         150,000      136,875
  Nuevo Energy Co., Ser. B, 9.50%,
   06/01/2008.................................  B+         200,000      198,500
  Ocean Energy, Inc., Ser. B, 8.375%,
   07/01/2008 #...............................  BB-        150,000      146,250
  Triton Energy, Ltd., 8.75%, 04/15/2002 #....  BB-        150,000      148,875
  Union Pacific Resources Group, Inc., 7.30%,
   04/15/2009.................................  BBB-     1,000,000      966,616
                                                                   ------------
                                                                      2,243,868
                                                                   ------------
FINANCIALS - 10.0%
Banks - 6.0%
  Chase Manhattan Corp., 9.375%, 07/01/2001...  A        1,250,000    1,274,343
  Harris BankCorp., 9.375%, 06/01/2001........  A+         800,000      814,117
  Mellon Finl. Co., 5.75%, 11/15/2003.........  A+       2,000,000    1,900,900
  NationsBank Corp., 6.50%, 08/15/2003........  A        2,000,000    1,949,486
  Potomac Capital Investment Corp., Ser. D,
   6.62%, 12/05/2005 144A.....................  BBB+     2,000,000    1,853,074
  Suntrust Banks, Inc., 6.00%, 01/15/2028.....  A+       2,000,000    1,808,780
                                                                   ------------
                                                                      9,600,700
                                                                   ------------
Diversified Financials - 4.0%
  Budget Group, Inc., 9.125%, 04/01/2006 #....  B+         150,000       96,750
  Donaldson Lufkin & Jenrette, 5.875%,
   04/01/2002.................................  A-       1,000,000      973,159
  Ford Motor Credit Co., 7.375%, 10/28/2009...  A          950,000      921,519
  Household Fin. Corp., 8.00%, 05/09/2005.....  A        1,000,000    1,008,915

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments(continued)
                                 June 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
CORPORATE BONDS - continued
FINANCIALS - continued
Diversified Financials - continued
  Limestone Electron Trust, 8.625%, 03/15/2003
   144A.......................................  BBB-   $   500,000 $    504,355
  Nationsrent, Inc., 10.375%, 12/15/2008 #....  B          150,000       96,750
  Natl. Rural Util. Corp., 5.00%, 10/01/2002..  AA         500,000      477,010
  Paine Webber Group, Inc., Ser. C, 6.73%,
   04/03/2008.................................  BBB+     2,350,000    2,149,564
  United Rentals, Inc., Ser. B, 9.25%,
   01/15/2009.................................  BB-        150,000      136,125
                                                                   ------------
                                                                      6,364,147
                                                                   ------------
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.7%
  Baxter Intl., Inc., 7.25%, 02/15/2008.......  A        1,164,000    1,136,333
                                                                   ------------
Health Care Providers & Services - 0.1%
  Tenet Healthcare Corp., Ser. B, 8.125%,
   12/01/2008.................................  BB-        150,000      138,000
                                                                   ------------
INDUSTRIALS - 3.5%
Aerospace & Defense - 0.6%
  Lockheed Martin Corp., 7.95%, 12/01/2005....  BBB-     1,000,000    1,007,792
                                                                   ------------
Airlines - 0.6%
  Continental Airlines, Inc., Passthru Cert.,
   Ser. 1999, Class B, 6.795%, 02/02/2020.....  AA-        997,208      912,809
                                                                   ------------
Building Products - 0.1%
  American Standard, Inc., 7.375%, 02/01/2008
   #..........................................  BB-        150,000      136,500
                                                                   ------------
Commercial Services & Supplies - 0.7%
  Century Communications Corp., 8.875%,
   01/15/2007.................................  BB-        250,000      231,250
  Republic Services, Inc., 6.625%,
   05/15/2004.................................  BBB      1,000,000      931,022
                                                                   ------------
                                                                      1,162,272
                                                                   ------------
Electronic Equipment & Instruments - 0.0%
  Comptronix Corp., 6.75%, 03/01/2002 [_] ....  NA         558,273       23,336
                                                                   ------------
Industrial Conglomerates - 0.9%
  Honeywell Intl., Inc., 7.50%, 03/01/2010 #..  A        1,000,000    1,003,707
  Mark IV Inds., Inc., 7.50%, 09/01/2007
   144A.......................................  BB-        250,000      191,538
  Nortek, Inc., Ser. B, 8.875%, 08/01/2008....  B+         150,000      136,500
                                                                   ------------
                                                                      1,331,745
                                                                   ------------
Machinery - 0.1%
  Eagle-Picher Inds., 9.375%, 03/01/2008......  B-         125,000      106,875
  Holley Performance Products, Inc., Ser. B,
   12.25%, 09/15/2007.........................  B+         150,000      108,750
                                                                   ------------
                                                                        215,625
                                                                   ------------
Metals & Mining - 0.5%
  Wheeling Pittsburgh Corp., 9.375%,
   11/15/2003.................................  AAA        750,000      775,968
                                                                   ------------

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments(continued)
                                 June 30, 2000

                                               Credit   Principal
                                               Rating/\  Amount       Value
CORPORATE BONDS - continued
MATERIALS - 1.4%
Chemicals - 1.0%
  Dow Chemical Co., 8.625%, 04/01/2006........   A     $ 1,164,000 $  1,236,592
  Lyondell Chemical Co., Ser. A, 9.625%,
   05/01/2007.................................   BB        150,000      148,125
  Scotts Co., 8.625%, 01/15/2009 144A.........   B+        150,000      144,750
                                                                   ------------
                                                                      1,529,467
                                                                   ------------
Containers & Packaging - 0.1%
  Owens Illinois, Inc., 7.35%, 05/15/2008.....   BB+        75,000       65,415
  Packaging Corp. of America, 9.625%,
   04/01/2009.................................   B+        150,000      149,625
                                                                   ------------
                                                                        215,040
                                                                   ------------
Metals & Mining - 0.3%
  P&L Coal Holdings Corp., Ser. B, 9.625%,
   05/15/2008.................................   B         250,000      233,125
  WHX Corp., 10.50%, 04/15/2005...............   B-        250,000      196,250
                                                                   ------------
                                                                        429,375
                                                                   ------------
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 3.4%
  GTE Corp., 6.36%, 04/15/2006................   A+      1,800,000    1,698,476
  Hyperion Telecommunications, Inc., Ser. B,
   12.25%, 09/01/2004.........................   BB-       150,000      152,250
  Intermedia Communications, Inc., Ser. B,
   8.60%, 06/01/2008..........................   B         150,000      139,500
  MCI Worldcom, Inc., 6.125%, 04/15/2002......   A-      1,000,000      976,933
  Nextel Communications, Inc., 9.375%,
   11/15/2009.................................   B         150,000      144,000
  Nextlink Communications, Inc., 12.50%,
   04/15/2006.................................   B         150,000      157,500
  Qwest Communications Intl., Inc., Ser. B,
   7.50%, 11/01/2008..........................   BB+     1,000,000      971,100
  Time Warner, Inc., 9.625%, 05/01/2002.......   BBB     1,000,000    1,036,977
  Williams Communications Group, Inc.,
   10.875%, 10/01/2009........................   BB-       150,000      147,375
                                                                   ------------
                                                                      5,424,111
                                                                   ------------
Wireless Telecommunications Services - 0.3%
  Price Communications Wireless, Inc.:
   11.75%, 07/15/2007.........................   B-        150,000      162,000
   Ser. B, 9.125%, 12/15/2006.................   B+        150,000      152,250
  Voicestream Wireless Corp., 10.375%,
   11/15/2009.................................   B-        150,000      156,000
                                                                   ------------
                                                                        470,250
                                                                   ------------
UTILITIES - 5.7%
Electric Utilities - 3.4%
  AES Corp., 8.50%, 11/01/2007................   B+        250,000      229,375
  Calpine Corp., 7.75%, 04/15/2009............   BB+       150,000      142,125
  Commonwealth Edison Co., 8.00%, 05/15/2008..   AAA     3,000,000    3,070,176

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments(continued)
                                 June 30, 2000

                                              Credit   Principal
                                              Rating/\  Amount       Value
CORPORATE BONDS - continued
UTILITIES - continued
Electric Utilities - continued
  El Paso Energy Corp., 6.75%, 05/15/2009....  BBB    $   600,000 $    559,956
  LSP Energy, L.P., Ser. A, 7.16%,
   01/15/2014................................  BBB-     1,500,000    1,433,347
                                                                  ------------
                                                                     5,434,979
                                                                  ------------
Gas Utilities - 2.2%
  Enron Corp., 6.725%, 11/17/2008............  BBB+     2,000,000    1,846,366
  Western Gas Resources, Inc., 10.00%,
   06/15/2009................................  BB-        150,000      155,625
  Williams Gas Pipelines Co., 7.375%,
   11/15/2006 144A...........................  BBB      1,500,000    1,473,473
                                                                  ------------
                                                                     3,475,464
                                                                  ------------
Water Utilities - 0.1%
  Azurix Corp., 10.375%, 02/15/2007 144A.....  BB         150,000      145,500
                                                                  ------------
    Total Corporate Bonds (cost
     $61,107,409)............................                       57,418,355
                                                                  ------------
FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT
 DENOMINATED IN CURRENCY INDICATED) - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
  Nykredit, 6.00%, 10/01/2029, DKK...........  NA          35,000        4,102
                                                                  ------------
Diversified Financials - 0.0%
  Realkredit Danmark, 6.00%, 10/01/2029,
   DKK.......................................  NA          30,000        3,516
                                                                  ------------
    Total Foreign Bonds - Corporate (cost
     $9,131).................................                            7,618
                                                                  ------------
MORTGAGE-BACKED SECURITIES - 19.5%
  FHLMC, Ser. 1567, Class A, 5.17%,
   07/15/2023................................  AAA    $   148,394      127,015
  FNMA:
   6.50%, 10/01/2028-05/01/2029..............  AAA      8,682,828    8,195,304
   7.00%, 07/01/2028.........................  AAA      1,284,813    1,243,018
   7.50%, 12/01/2029-04/01/2030..............  AAA     11,170,205   11,018,452
   8.00%, 11/01/2029.........................  AAA        389,394      391,364
   8.00%, TBA,...............................  AAA     10,000,000   10,040,600
                                                                  ------------
    Total Mortgage-Backed Securities (cost
     $31,389,498)............................                       31,015,753
                                                                  ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 12.2%
  FHLB, 4.875%, 01/22/2002...................  AAA      4,000,000    3,883,332
  FHLMC:
   5.54%, 10/27/2008.........................  AAA      2,000,000    1,773,844
   6.875%, 01/15/2005........................  AAA      9,000,000    8,953,155
  FNMA:
   7.00%, 08/01/2029.........................  AAA      1,907,812    1,842,488
   7.125%, 06/15/2010........................  AAA      3,000,000    3,008,172
                                                                  ------------
    Total U.S. Government & Agency
     Obligations (cost $19,694,040)..........                       19,460,991
                                                                  ------------

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments(continued)
                                 June 30, 2000

                                                Credit   Principal
                                                Rating/\  Amount       Value
U.S. TREASURY OBLIGATIONS - 12.7%
  U.S. Treasury Bonds, 6.125%, 08/15/2029......  AAA    $12,600,000 $ 12,737,819
  U.S. Treasury Notes:
   5.875%, 11/15/2004..........................  AAA      4,850,000    4,778,768
   6.50%, 02/15/2010...........................  AAA      2,575,000    2,663,516
                                                                    ------------
    Total U.S. Treasury Obligations (cost
     $19,779,054)..............................                       20,180,103
                                                                    ------------
YANKEE OBLIGATIONS - CORPORATE - 4.6%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
  Imax Corp., 7.875%, 12/01/2005...............  BB-        150,000      136,500
  Telewest Communications, Plc, 9.625%,
   10/01/2006..................................  B+         125,000      117,500
                                                                    ------------
                                                                         254,000
                                                                    ------------
ENERGY - 1.6%
Energy Equipment & Services - 0.2%
  Petroleum GEO Svcs., 7.50%, 03/31/2007.......  BBB        450,000      432,315
                                                                    ------------
Oil & Gas - 1.4%
  Gulf Canada Resources, Ltd., 8.35%,
   08/01/2006..................................  BBB-       250,000      248,750
  YPF Sociedad Anonima, 7.25%, 03/15/2003......  BBB-     2,000,000    1,945,000
                                                                    ------------
                                                                       2,193,750
                                                                    ------------
FINANCIALS - 0.4%
Banks - 0.4%
  Westpac Banking Corp., 9.125%, 08/15/2001....  A+         700,000      713,364
                                                                    ------------
INDUSTRIALS - 0.4%
Banks - 0.4%
  Bayerische Landesbank Girozen, New York, Ser.
   D, 6.20%, 02/09/2006........................  AAA        675,000      635,301
                                                                    ------------
MATERIALS - 0.4%
Metals & Mining - 0.1%
  Bulong Operation Property Ltd., 12.50%,
   12/15/2008..................................  B          250,000      120,625
                                                                    ------------
Paper & Forest Products - 0.3%
  Domtar, Inc., 8.75%, 08/01/2006..............  BBB-       150,000      155,625
  Norampac, Inc., 9.50%, 02/01/2008 #..........  BB         150,000      145,500
  Tembec Inds., Inc, 8.625%, 06/30/2009........  BB+        150,000      144,750
                                                                    ------------
                                                                         445,875
                                                                    ------------
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
  Deutsche Telekom Intl., 8.00%, 06/15/2010....  AA-      1,200,000    1,209,703
                                                                    ------------

                                   EVERGREEN
                          Intermediate Term Bond Fund
                       Schedule of Investments (continued)
                                 June 30, 2000

                                              Credit   Principal
                                              Rating/\  Amount       Value
YANKEE OBLIGATIONS - CORPORATE - continued
UTILITIES - 0.8%
Electric Utilities - 0.8%
  TXU Eastern Funding Co., 6.75%,
   05/15/2009................................  BBB+   $ 1,500,000 $  1,347,192
                                                                  ------------
    Total Yankee Obligations - Corporate
     (cost $7,750,879).......................                        7,352,125
                                                                  ------------
YANKEE OBLIGATIONS - GOVERNMENT - 1.3%
  Manitoba Province, Canada, Ser. CQ, 8.00%,
   04/15/2002 (cost $1,995,779)..............  AA-      2,000,000    2,027,228
                                                                  ------------
SHORT-TERM INVESTMENTS - 9.2%
REPURCHASE AGREEMENTS - 7.9%
  State Street Bank & Trust Co.
  6.45%, dated 6/30/2000, maturing 7/3/2000,
   maturity value $12,549,742 (cost
   $12,543,000) (2)..........................          12,543,000   12,543,000
                                                                  ------------
                                                        Shares       Value
MUTUAL FUND SHARES - 1.3%
  Navigator Prime Portfolio (cost $2,139,670)
   ##........................................           2,139,670    2,139,670
                                                                  ------------
    Total Short-Term Investments (cost
     $14,682,670)............................                       14,682,670
                                                                  ------------
Total Investments - (cost $173,423,329) - 106.2%.................  168,940,723
Other Assets and Liabilities - (6.2%)............................   (9,838,884)
                                                                  ------------
Net Assets - 100.0%.............................................. $159,101,839
                                                                  ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN                      (formerly,
                           Short-Duration Income Fund             Evergreen
                            Schedule of Investments               Short-
                                 June 30, 2000                    Intermediate
                                                                  Bond Fund)

                                                Credit   Principal
                                                Rating/\  Amount       Value
ASSET-BACKED SECURITIES - 21.1% (S)
  Advanta Home Equity Loan Trust:
   Ser. 1992-4, Class A1, 7.20%, 11/25/2008....   AAA   $ 1,661,651 $ 1,630,520
   Ser. 1993-2, Class A2, 6.15%, 10/25/2009....   AAA       387,516     376,641
  Advanta Mtge. Loan Trust:
   Ser. 1993-3, Class A3, 4.75%, 11/25/2009....   AAA        98,451      97,592
   Ser. 1993-4, Class A2, 5.55%, 03/25/2010....   AAA       211,584     184,746
  AFG Receivables Trust:
   Ser. 1997-A, Class A, 6.35%, 10/15/2002.....   AAA       534,154     531,609
   Ser. 1997-B, Class A, 6.20%, 02/15/2003.....   AAA       253,351     251,521
   Ser. 1997-B, Class C, 7.00%, 02/15/2003.....   BBB       281,501     280,385
  American Express Credit Account Master Trust,
   Ser. 1999-2, Class A, 5.95%,12/15/2006......   AAA     3,700,000   3,548,244
  Amresco Residential Securities Mtge. Loan
   Trust, Ser. 1998-2, Class A2, 6.25%,
   05/25/2022..................................   AAA     2,969,563   2,947,069
  BankBoston Home Equity Loan Trust, Ser. 1998-
   2, Class A3, 6.01%, 06/25/2013..............   AAA     4,000,000   3,885,180
  Capital One Master Trust, Ser. 1998-4, Class
   A, 5.43%, 01/15/2007........................   AAA     2,000,000   1,896,370
  Contimortgage Home Equity Loan Trust, Ser.
   1996-1, Class A5, 6.15%, 03/15/2011.........   AAA       685,701     683,311
  Continental Airlines, Inc., Ser. 1997, Class
   1B, 7.46%, 10/01/2014.......................   A+      2,358,960   2,271,431
  Credit Suisse First Boston Mtge. Secs. Corp.,
   Ser. 1996-2, Class A6, 7.18%, 02/25/2018....   AAA     4,000,000   3,912,000
  Empire Funding Home Loan Owner Trust, Ser.
   1998-1, Class A4, 6.64%, 12/25/2012.........   AAA     5,495,999   5,382,644
  EQCC Home Equity Loan Trust, Ser. 1998-2,
   Class A6F, 6.16%, 04/15/2008................   AAA     6,858,000   6,609,500
  Equifax Credit Corp. Home Equity Loan Trust,
   Ser. 1994-1, Class B, 5.75%, 03/15/2009.....   AAA       257,941     249,369
  Fifth Third Bank Auto Grantor Trust, Ser.
   1996, Class A, 6.20%, 09/15/2001............   AAA        28,917      28,901
  First USA Credit Card Master Trust, Ser.
   1998-9, Class A, 5.28%, 09/18/2006..........   AAA     5,000,000   4,712,225
  Fleetwood Credit Grantor Trust, Ser. 1993-B,
   Class A, 4.95%, 08/15/2008..................   AAA     2,511,461   2,417,570
  Franklin Auto Trust, Ser. 1999-1, Class A2,
   6.05%, 12/15/2006...........................   AAA     2,880,000   2,828,837
  Fund America Invs. Corp., Ser. 1999-A, Class
   A5, 7.51%, 06/25/2023.......................   AAA     5,594,588   5,631,288
  GE Capital Mtge. Funding Corp., Ser. 1999-
   HE3, Class A3, 7.11%, 07/25/2014............   AAA     3,100,000   3,068,209
  Green Tree Fin. Corp., Ser. 1999-A, Class A5,
   6.13%, 02/15/2019...........................   AAA     3,100,000   2,957,447
  HFC Home Equity Loan Trust, Ser. 1999-1,
   Class A2, 6.95%, 10/20/2023.................   AAA     3,460,000   3,428,047

                                   EVERGREEN                      (formerly,
                           Short-Duration Income Fund             Evergreen
                       Schedule of Investments (continued)        Short-
                                 June 30, 2000                    Intermediate
                                                                  Bond Fund)



                                                 Credit   Principal
                                                 Rating/\  Amount       Value
ASSET-BACKED SECURITIES - continued
  J.C. Penney Master Credit Card Trust, Ser. E,
   Class A, 5.50%, 06/15/2007...................   AAA   $ 3,575,000 $ 3,397,233
  Key Auto Fin. Trust, Ser. 1999-1, Class A4,
   5.83%, 01/15/2007............................   AAA     5,000,000   4,882,425
  Life Fin. Home Loan Owner Trust, Ser. 1997-3,
   Class A2, 6.79%, 10/25/2011..................   AAA     2,347,227   2,334,188
  Merrill Lynch Mtge. Invs., Inc., Ser. 1992D,
   Class A5, 7.95%, 07/15/2017..................   AAA       969,177     966,575
  Prudential Securities Secd. Financing Corp.,
   Ser. 1994-4, Class A1, 8.12%, 02/15/2025.....   AAA     1,796,842   1,814,190
  Southern Pacific Secd. Assets Corp., Ser.
   1998-1, Class A6, 7.08%, 03/25/2028..........   AAA     2,500,000   2,361,238
  Union Acceptance Corp.:
   Ser. 1996B, Class A, 6.45%, 07/09/2003.......   AAA       262,199     261,346
   Ser. 1997A, Class A3, 6.48%, 05/10/2004......   AAA       430,000     424,567
   Ser. 1997B, Class A2, 6.70%, 06/08/2003......   AAA     1,224,647   1,220,550
   Ser. 1998D, Class A3, 5.75%, 06/09/2003......   AAA     2,265,682   2,251,601
                                                                     -----------
    Total Asset-Backed Securities (cost
     $81,123,623)...............................                      79,724,569
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.0% (S)
  FHLMC, Ser. 1997, Class 1991-PA, 6.00%,
   03/15/2014...................................   AAA       419,101     418,160
  FNMA:
   Ser. 1992, Class G44H, 8.00%, 11/25/2006.....   AAA     2,100,000   2,116,412
   Ser. 1998-W8, Class A4, 6.02%, 09/25/2028....   AAA     3,000,000   2,870,625
  Blackrock Capital Fin., L.P., Ser. 1997-C1,
   Class D, 7.15%, 10/25/2026 144A..............   NA      3,250,000   3,165,289
  Carco Auto Loan Master Trust, Ser. 1997-1,
   Class A, 6.69%, 08/15/2004...................   AAA     2,037,890   2,031,582
  Chase Mtge. Fin. Trust:
   Ser. 1999-S3, Class B, 6.25%, 03/25/2014.....   NA        380,297     352,933
   Ser. 1999-S3, Class M, 6.25%, 03/25/2014.....   NA      1,199,231   1,108,923
  Citicorp Mtge. Securities, Inc., Ser. 1992-18,
   Class A1, Step Bond, 7.45%,11/25/2022 +......   AAA     5,637,737   5,803,627
  CMC Securities Corp., Ser. 1993-D, Class D3,
   10.00%, 07/25/2023...........................   AAA       157,253     157,445
  DLJ Mtge. Acceptance Corp., Ser. 1991-3, Class
   A1, Step Bond, 7.08%,02/20/2021 +............   AA+     1,848,211   1,843,982
  Glendale Federal Bank:
   Ser. 1990-1, Class A, 7.58%, 10/25/2029......   AA+     3,760,380   3,759,028
   Ser. 1990-3, Class A1, 7.90%, 03/25/2030.....   AA      1,705,623   1,705,409
  Iroquois Trust, Ser. 1997-3, Class A, 6.68%,
   11/10/2003 144A..............................   AAA     1,632,868   1,626,377
  Prudential Home Mtge. Securities, Ser. 1993-
   39, Class A8, 6.50%,10/25/2008...............   AAA     3,096,946   3,044,871
  Prudential Securities Secd. Financing Corp.,
   Ser. 1998-C1, Class A1A1, 6.11%, 11/15/2002..   AAA     2,521,945   2,501,832

                                   EVERGREEN                      (formerly,
                           Short-Duration Income Fund             Evergreen
                       Schedule of Investments (continued)        Short-
                                 June 30, 2000                    Intermediate
                                                                  Bond Fund)



                                                                   Credit   Principal
                                                                   Rating/\  Amount       Value
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
  RMF Commercial Mtge., Ser. 1997-1, Class A1, 6.38%, 01/15/2019
   144A...........................................................  NR     $ 2,260,203 $ 2,215,598
  Saxon Mtge. Securities Corp.:
   Ser. 1993- 8A, Class 1A2, 7.375%, 09/25/2023...................  AAA        520,066     518,477
   Ser. 1995-1, Class A1, 8.18%, 04/25/2025.......................  AAA      2,414,152   2,451,442
                                                                                       -----------
    Total Collateralized Mortgage Obligations (cost $37,867,933)..                      37,692,012
                                                                                       -----------
CORPORATE BONDS - 20.8%
CONSUMER DISCRETIONARY - 3.4%
Food Products - 0.4%
  Shoppers Food Warehouse Corp., 9.75%, 06/15/2004................  BBB+     1,500,000   1,573,890
                                                                                       -----------
Hotels, Restaurants & Leisure - 0.3%
  Casino Magic Louisiana Corp., Ser. B, 13.00%, 08/15/2003........  B+       1,000,000   1,065,000
                                                                                       -----------
Leisure Equipment & Products - 0.2%
  CSC Holdings, Inc., 9.875%, 05/15/2006..........................  BB-        750,000     768,750
                                                                                       -----------
Media - 1.2%
  Telewest Communications, Plc, Step Bond,
   0.00%, 10/01/2007 +............................................  B+         500,000     476,250
  Times Mirror Co., 7.45%, 10/15/2009.............................  A        4,000,000   3,959,240
                                                                                       -----------
                                                                                         4,435,490
                                                                                       -----------
Multi-line Retail - 1.3%
  K-Mart Corp., 8.375%, 12/01/2004................................  BB+        375,000     358,267
  Wal-Mart Stores, Inc., 6.15%, 08/10/2001 #......................  AA       4,850,000   4,804,696
                                                                                       -----------
                                                                                         5,162,963
                                                                                       -----------
ENERGY - 1.5%
Oil & Gas - 1.5%
  Eott Energy Partners LP, 11.00%, 10/01/2009.....................  BB         500,000     510,000
  Exxon Capital Corp., 6.125%, 09/08/2008.........................  AAA      5,000,000   4,684,225
  Pride Petroleum Svcs., Inc., 9.375%, 05/01/2007.................  BB         550,000     551,375
                                                                                       -----------
                                                                                         5,745,600
                                                                                       -----------
FINANCIALS - 9.9%
Banks - 3.2%
  BB&T Corp., 6.375%, 06/30/2005..................................  BBB+     3,000,000   2,849,469
  First Security Corp., 6.40%, 02/10/2003.........................  BBB+     5,000,000   4,870,160
  Security Pacific Corp., 10.45%, 05/08/2001......................  A          500,000     511,417
  Structured Asset Securities Corp., Ser. 1990-1, Class 1, 7.56%,
   04/01/2020.....................................................  AAA      3,729,114   3,737,558
                                                                                       -----------
                                                                                        11,968,604
                                                                                       -----------
Diversified Financials - 5.7%
  American Express Credit Corp., Step Bond, 6.25%, 08/10/2005 +...  A+       2,000,000   1,974,194
  Associates Corp., NA, 5.75%, 11/01/2003.........................  A+       4,000,000   3,782,040

                                   EVERGREEN                      (formerly,
                           Short-Duration Income Fund             Evergreen
                       Schedule of Investments (continued)        Short-
                                 June 30, 2000                    Intermediate
                                                                  Bond Fund)



                                                Credit   Principal
                                                Rating/\  Amount       Value
CORPORATE BONDS - continued
FINANCIALS - continued
Diversified Financials - continued
  Duke Capital Corp., Ser. A, 6.25%,
   07/15/2005..................................  A      $ 1,500,000 $ 1,423,464
  ERAC USA Fin. Co., 7.95%, 12/15/2009 144A....  BBB+     4,000,000   3,893,980
  General Mtrs. Acceptance Corp., 6.875%,
   07/15/2001..................................  A        2,250,000   2,241,104
  LG&E Capital Corp., 5.75%, 11/01/2001 144A...  BBB+     5,000,000   4,841,290
  Salomon, Inc.:
   7.25%, 05/01/2001...........................  A        2,250,000   2,249,185
   7.30%, 05/15/2002...........................  A        1,000,000     998,969
                                                                    -----------
                                                                     21,404,226
                                                                    -----------
Insurance - 1.0%
  Associated P & C Holdings, Inc., 6.75%,
   07/15/2003 144A.............................  BBB      3,000,000   2,890,281
  Horace Mann Educators Corp., 6.625%,
   01/15/2006..................................  A-       1,000,000     946,023
                                                                    -----------
                                                                      3,836,304
                                                                    -----------
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
  Tenet Healthcare Corp., 8.625%, 01/15/2007...  BB-        500,000     480,000
                                                                    -----------
INDUSTRIALS - 2.5%
Commercial Services & Supplies - 0.6%
  Adelphia Communications Corp., 7.50%,
   01/15/2004..................................  B+       1,000,000     920,000
  Century Communications Corp., 9.50%,
   08/15/2000..................................  BB-      1,207,000   1,214,181
                                                                    -----------
                                                                      2,134,181
                                                                    -----------
Electrical Equipment - 0.7%
  Virginia Elec. & Pwr. Co., 6.30%,
   06/21/2001..................................  A-       2,700,000   2,674,755
                                                                    -----------
Machinery - 1.2%
  Case Corp., Ser. B, 6.25%, 12/01/2003........  BBB      5,000,000   4,698,880
                                                                    -----------
INFORMATION TECHNOLOGY - 0.7%
Computers & Peripherals - 0.5%
  Sun Microsystems Inc., 7.00%, 08/15/2002.....  BBB+     2,000,000   1,989,990
                                                                    -----------
Semiconductor Equipment & Products - 0.2%
  Amkor Technology, Inc., 9.25%, 05/01/2006....  BB-        600,000     594,750
                                                                    -----------
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
  Allegiance Telecom, Inc., 12.875%,
   05/15/2008..................................  B          350,000     380,625
  Level 3 Communications, Inc., 11.00%,
   03/15/2008 144A.............................  B        1,000,000     995,000
  Worldcom, Inc., 6.125%, 08/15/2001...........  A-       2,000,000   1,975,184
                                                                    -----------
                                                                      3,350,809
                                                                    -----------
UTILITIES - 1.8%
Electric Utilities - 1.0%
  FPL Group Capital, Inc., 7.375%, 06/01/2009..  A+       4,000,000   3,901,028
                                                                    -----------

                                   EVERGREEN                      (formerly,
                           Short-Duration Income Fund             Evergreen
                       Schedule of Investments (continued)        Short-
                                 June 30, 2000                    Intermediate
                                                                  Bond Fund)



                                               Credit   Principal
                                               Rating/\  Amount       Value
CORPORATE BONDS - continued
UTILITIES - continued
Gas Utilities - 0.8%
  Williams Gas Pipelines Co., 7.375%,
   11/15/2006 144A............................   BBB   $ 3,000,000 $  2,946,945
                                                                   ------------
    Total Corporate Bonds (cost $80,584,699)..                       78,732,165
                                                                   ------------
MORTGAGE-BACKED SECURITIES - 37.6%
  FHA Reilly Debenture, 6.25%, 11/24/2008.....   AAA     2,821,342    2,538,672
  FHLB:
   5.47%, 02/19/2004..........................   AAA     2,824,814    2,701,415
   6.04%, 04/28/2003..........................   AAA       383,887      382,601
   6.07%, 08/28/2008..........................   AAA     4,105,000    3,779,904
   6.54%, 12/12/2007..........................   AAA     3,300,000    3,135,026
  FHLMC:
   6.00%, 06/01/2006..........................   AAA     8,748,263    8,399,470
   7.00%, 03/15/2010..........................   AAA    26,150,000   25,974,742
   7.24%, 05/01/2014..........................   AAA     3,532,797    3,533,638
   10.50%, 09/01/2015.........................   AAA        89,681       96,068
  FNMA:
   6.00%, 11/01/2008..........................   AAA     2,304,410    2,202,440
   6.625%, 09/15/2009.........................   AAA    15,614,000   15,083,577
   7.00%, 10/01/2006-08/01/2029...............   AAA    29,428,995   28,851,129
   7.15%, 06/01/2029..........................   AAA     3,499,005    3,534,961
   8.00%, 10/01/2014-11/01/2014...............   AAA     9,252,235    9,354,380
   8.50%, 07/01/2012-02/01/2028...............   AAA    11,557,484   11,829,301
   10.00%, 06/01/2005.........................   AAA        77,556       80,064
   11.00%, TBA ...............................   AAA     3,644,967    3,958,181
  GNMA:
   6.00%, 11/15/2013-12/15/2013...............   AAA     3,994,289    3,822,056
   6.75%, 07/20/2022-09/20/2023...............   AAA     2,946,987    2,959,635
   7.00%, 12/15/2008..........................   AAA       725,142      720,903
   7.125%, 10/20/2022-12/20/2022..............   AAA     3,575,436    3,583,328
   8.05%, 06/15/2019-10/15/2020...............   AAA     5,237,679    5,288,370
                                                                   ------------
    Total Mortgage-Backed Securities (cost
     $144,971,797)............................                      141,809,861
                                                                   ------------
U.S. TREASURY OBLIGATIONS - 2.5%
  U.S. Treasury Notes:
   4.75%, 11/15/2008..........................   AAA     3,483,000    3,164,090
   6.125%, 08/15/2007.........................   AAA     1,300,000    1,292,687
   6.50%, 02/15/2010..........................   AAA     5,000,000    5,171,875
                                                                   ------------
    Total U.S. Treasury Obligations (cost
     $9,379,183)..............................                        9,628,652
                                                                   ------------
YANKEE OBLIGATIONS-CORPORATE - 4.9%
CONSUMER DISCRETIONARY - 0.5%
Media - 0.5%
  Rogers Cablesystems Ltd., Ser. B,
   10.00%, 03/15/2005.........................   BB+     1,700,000    1,746,750
                                                                   ------------

                                   EVERGREEN                      (formerly,
                           Short-Duration Income Fund             Evergreen
                       Schedule of Investments (continued)        Short-
                                 June 30, 2000                    Intermediate
                                                                  Bond Fund)



                                                Credit   Principal
                                                Rating/\  Amount       Value
YANKEE OBLIGATIONS-CORPORATE - continued
FINANCIALS - 3.1%
Banks - 1.6%
  Natl. Bank of Canada, Ser. B, 8.125%,
   08/15/2004..................................   A-    $ 6,000,000 $  6,138,036
                                                                    ------------
Diversified Financials - 1.5%
  Ford Capital BV, 9.875%, 05/15/2002..........   A       2,525,000    2,632,876
  Principal Finl. Group, Australia, 8.20%,
   08/15/2009 144A.............................   A       3,000,000    2,952,588
                                                                    ------------
                                                                       5,585,464
                                                                    ------------
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.2%
  Clearnet Communications, Inc., Sr. Disc.
   Notes, Step Bond, 0.00%,12/15/2005 +........   B         850,000      881,875
                                                                    ------------
Wireless Telecommunications Services - 1.1%
  Vodafone Airtouch, Plc, 7.75%, 02/15/2010....   A-      4,000,000    3,972,436
                                                                    ------------
    Total Yankee Obligations-Corporate
     (cost $18,790,027)........................                       18,324,561
                                                                    ------------
YANKEE OBLIGATIONS-GOVERNMENT - 1.1%
  Ontario, Canada, 7.75%, 06/04/2002 (cost
   $4,106,982).................................   AA-     4,000,000    4,041,136
                                                                    ------------
SHORT-TERM INVESTMENTS - 1.5%
REPURCHASE AGREEMENTS - 1.2%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, maturing 7/3/2000,
   maturity value $4,414,195 (cost $4,411,842)
   (3).........................................           4,411,842    4,411,842
                                                                    ------------
                                                          Shares       Value
MUTUAL FUND SHARES - 0.3%
   Navigator Prime Portfolio (cost $1,323,920)
   ##..........................................           1,323,920    1,323,920
                                                                    ------------
    Total Short-Term Investments (cost
     $5,735,762)...............................                        5,735,762
                                                                    ------------
Total Investments - (cost $382,560,006) - 99.5%....................  375,688,718
Other Assets and Liabilities - 0.5%................................    1,903,313
                                                                    ------------
Net Assets - 100.0%................................................ $377,592,031
                                                                    ============

                See Combined Notes to Schedules of Investments.

                   Combined Notes to Schedules of Investments
                                 June 30, 2000

144A Security that may be sold to qualified institutional buyers under Rule
     144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
(S) The average maturity may be shorter than the stated maturity due to accelerated interim principal payments.
+ Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
 .    Security which has defaulted on payment of interest and/or principal.
#    All or a portion of this security is on loan.
##   Represents investment of cash collateral received for securities on loan.
[_] No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(1) The repurchase agreement is fully collateralized by $1,045,000 FNMA, 5.94%, 9/04/2001; value including accrued interest is $1,054,144.
(2) The repurchase agreement is fully collateralized by $12,715,000 FNMA, 6.00%, 9/24/2001; value including accrued interest is $12,794,469.
(3) The repurchase agreement is fully collateralized by $801,000, U.S. Treasury Bills, 11/16/2000 to 5/31/2001; value including accrued interest is $771,940 and $3,079,000 U.S. Treasury Bonds, 6.00% to 12.50%, 8/15/2014 to
     2/15/2026; value including accrued interest is $3,732,201.
/\ Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.

Summary of Abbreviations:
DKK    Danish Krone
FHA    Federal Housing Authority
FHLB   Federal Home Loan Bank
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   Government National Mortgage Association
NA     Not Available
NR     Not Rated
TBA    To Be Announced

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds
                      Statements of Assets and Liabilities
                                 June 30, 2000

                                         Capital     Intermediate
                                       Preservation      Bond      Short-Duration
                                           Fund          Fund           Fund
---------------------------------------------------------------------------------
Assets
 Identified cost of securities.......  $36,955,007   $173,423,329   $382,560,006
 Net unrealized losses on
  securities.........................     (320,209)    (4,482,606)    (6,871,288)
---------------------------------------------------------------------------------
 Market value of securities..........   36,634,798    168,940,723    375,688,718
 Cash................................          850            168              0
 Receivable for securities sold......            0      2,100,307          9,223
 Principal paydown receivable........       95,930          9,149          8,673
 Receivable for Fund shares sold.....       76,382        114,119        870,930
 Interest receivable.................      308,485      2,586,803      4,534,644
 Receivable for closed forward
  foreign currency exchange
  contracts..........................            0         14,880              0
 Receivable from investment advisor..        9,903          3,562              0
 Prepaid expenses and other assets...       11,549         20,712        104,753
---------------------------------------------------------------------------------
 Total assets........................   37,137,897    173,790,423    381,216,941
---------------------------------------------------------------------------------
Liabilities
 Distributions payable...............       68,188        352,674        648,190
 Payable for securities purchased....            0     12,055,359              0
 Payable for Fund shares redeemed....      360,156        105,698      1,400,870
 Payable for securities on loan......            0      2,139,670      1,323,920
 Advisory fee payable................            0              0         12,996
 Distribution Plan expenses payable..        1,241          3,681          5,492
 Due to other related parties........          303          1,297          3,094
 Accrued expenses and other
  liabilities........................        5,576         30,205        230,348
---------------------------------------------------------------------------------
 Total liabilities...................      435,464     14,688,584      3,624,910
---------------------------------------------------------------------------------
Net assets...........................  $36,702,433   $159,101,839   $377,592,031
---------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.....................  $44,222,647   $206,733,721   $417,380,609
 Overdistributed net investment
  income.............................      (31,377)      (658,328)      (544,702)
 Accumulated net realized losses on
  securities and foreign currency
  related transactions...............   (7,168,628)   (42,491,780)   (32,372,588)
 Net unrealized losses on securities
  and foreign currency related
  transactions.......................     (320,209)    (4,481,774)    (6,871,288)
---------------------------------------------------------------------------------
Total net assets.....................  $36,702,433   $159,101,839   $377,592,031
---------------------------------------------------------------------------------
Net assets consists of
 Class A.............................  $27,371,408   $ 90,509,249   $ 86,497,512
 Class B.............................    5,372,499     17,718,524     15,484,921
 Class C.............................    3,958,526      4,679,561     30,330,437
 Class Y.............................            0     46,194,505    245,279,161
---------------------------------------------------------------------------------
Total net assets.....................  $36,702,433   $159,101,839   $377,592,031
---------------------------------------------------------------------------------
Shares outstanding
 Class A.............................    2,862,395     10,896,891      9,168,446
 Class B.............................      561,824      2,133,291      1,641,226
 Class C.............................      413,972        563,411      3,214,701
 Class Y.............................            0      5,561,764     26,000,159
---------------------------------------------------------------------------------
Net asset value per share
 Class A.............................  $      9.56   $       8.31   $       9.43
---------------------------------------------------------------------------------
 Class A - Offering price (based on
  sales charge of 3.25%).............  $      9.88   $       8.59   $       9.75
---------------------------------------------------------------------------------
 Class B.............................  $      9.56   $       8.31   $       9.43
---------------------------------------------------------------------------------
 Class C.............................  $      9.56   $       8.31   $       9.43
---------------------------------------------------------------------------------
 Class Y.............................           --   $       8.31   $       9.43
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds
                            Statements of Operations
                            Year Ended June 30, 2000

                                        Capital    Intermediate
                                      Preservation     Bond      Short-Duration
                                          Fund         Fund           Fund
-------------------------------------------------------------------------------
 Investment income
  Interest..........................   $2,373,128  $11,716,168    $25,246,980
-------------------------------------------------------------------------------
 Expenses
  Advisory fee......................      214,071      938,209      1,707,098
  Distribution Plan expenses........      188,913      406,675        394,202
  Administrative services fees......       20,593       84,324        228,289
  Transfer agent fee................       80,657      316,661        365,377
  Trustees' fees and expenses.......          236        1,853         13,701
  Printing and postage expenses.....        5,919       18,467         21,482
  Custodian fee.....................       11,753       45,758         92,449
  Registration and filing fees......       25,681       45,967          8,271
  Professional fees.................       11,138       26,500         17,849
  Interest expense..................          749        7,745         31,981
  Other.............................          679       41,506         13,109
-------------------------------------------------------------------------------
    Total expenses..................      560,389    1,933,665      2,893,808
    Less: Expense reductions........       (1,519)      (6,479)       (23,894)
        Fee waivers.................     (131,282)     (55,085)             0
-------------------------------------------------------------------------------
  Net expenses......................      427,588    1,872,101      2,869,914
-------------------------------------------------------------------------------
 Net investment income..............    1,945,540    9,844,067     22,377,066
-------------------------------------------------------------------------------
 Net realized and unrealized gains
  or losses on securities, futures
  contracts and foreign currency
  related transactions
 Net realized gains or losses on:
  Securities........................     (208,892)  (8,438,127)    (8,922,084)
  Futures contracts.................            0            0       (230,880)
  Foreign currency related
   transactions.....................            0      786,492              0
-------------------------------------------------------------------------------
 Net realized losses on securities,
  futures contracts and foreign
  currency related transactions.....     (208,892)  (7,651,635)    (9,152,964)
-------------------------------------------------------------------------------
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions.....     (133,489)   1,687,681       (314,458)
-------------------------------------------------------------------------------
 Net realized and unrealized losses
  on securities, futures contracts
  and foreign currency related
  transactions......................     (342,381)  (5,963,954)    (9,467,422)
-------------------------------------------------------------------------------
 Net increase in net assets
  resulting from operations.........   $1,603,159  $ 3,880,113    $12,909,644
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 2000

                                         Capital     Intermediate
                                       Preservation      Bond      Short-Duration
                                          Fund           Fund           Fund
---------------------------------------------------------------------------------
Operations
 Net investment income..............  $  1,945,540   $  9,844,067   $ 22,377,066
 Net realized losses on securities,
  futures contracts and foreign
  currency related transactions.....      (208,892)    (7,651,635)    (9,152,964)
 Net change in unrealized losses on
  securities and foreign currency
  related transactions..............      (133,489)     1,687,681       (314,458)
---------------------------------------------------------------------------------
 Net increase in net assets
   resulting from operations........     1,603,159      3,880,113     12,909,644
---------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
 Class A............................    (1,227,418)    (6,322,583)    (2,425,350)
 Class B............................      (514,076)      (740,140)      (989,433)
 Class C............................      (182,625)      (270,828)      (563,676)
 Class Y............................             0     (3,453,200)   (18,388,282)
---------------------------------------------------------------------------------
 Total distributions to
  shareholders......................    (1,924,119)   (10,786,751)   (22,366,741)
---------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold..........    14,487,317     23,389,665     96,833,785
 Net asset value of shares issued in
  reinvestment of distributions.....     1,236,415      6,627,806     13,440,174
 Net asset value of shares issued in
  acquisitions......................             0     28,487,171    103,128,210
 Payment for shares redeemed........   (16,395,050)   (70,794,526)  (204,568,849)
---------------------------------------------------------------------------------
 Net increase (decrease) in net
 assets resulting from capital
 share transactions.................      (671,318)   (12,289,884)     8,833,320
---------------------------------------------------------------------------------
      Total decrease in net assets..      (992,278)   (19,196,522)      (623,777)
Net assets
 Beginning of period................    37,694,711    178,298,361    378,215,808
---------------------------------------------------------------------------------
 End of period......................  $ 36,702,433   $159,101,839   $377,592,031
---------------------------------------------------------------------------------
Overdistributed net investment
 income.............................  $    (31,377)  $   (658,328)  $   (544,702)
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                     Short and Intermediate Term Bond Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                                        Capital     Intermediate
                                      Preservation      Bond      Short-Duration
                                          Fund          Fund           Fund
--------------------------------------------------------------------------------
 Operations
 Net investment income..............  $  2,176,911  $ 11,499,234  $  23,088,763
 Net realized losses on securities
  and foreign currency related
  transactions......................      (156,057)     (905,691)    (2,451,611)
 Net change in unrealized losses on
  securities and foreign currency
  related transactions..............      (253,950)   (7,880,924)    (6,391,909)
--------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations........     1,766,904     2,712,619     14,245,243
--------------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income
  Class A...........................      (992,050)   (7,002,863)    (1,112,528)
  Class B...........................      (989,694)     (581,636)    (1,161,465)
  Class C...........................      (195,983)     (269,865)       (69,077)
  Class Y...........................             0    (3,653,526)   (20,759,994)
--------------------------------------------------------------------------------
  Total distributions to
   shareholders.....................    (2,177,727)  (11,507,890)   (23,103,064)
--------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold..........    19,176,521    38,089,130    156,664,560
 Net asset value of shares issued
  in reinvestment of
  distributions.....................     1,552,138     7,492,305     13,089,270
 Payment for shares redeemed........   (30,673,318)  (62,133,153)  (171,695,268)
--------------------------------------------------------------------------------
  Net decrease in net assets
   resulting from capital share
   transactions.....................    (9,944,659)  (16,551,718)    (1,941,438)
--------------------------------------------------------------------------------
   Total decrease in net assets.....   (10,355,482)  (25,346,989)   (10,799,259)
  Net assets
  Beginning of period...............    48,050,193   203,645,350    389,015,067
--------------------------------------------------------------------------------
 End of period......................  $ 37,694,711  $178,298,361  $ 378,215,808
--------------------------------------------------------------------------------
 Undistributed (overdistributed) net
  investment income.................  $    (59,566) $    959,253  $    (460,508)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Short and Intermediate Term Bond Funds consist of Evergreen Capi-tal Preservation and Income Fund ("Capital Preservation Fund"), Evergreen In-termediate Term Bond Fund ("Intermediate Bond Fund") and Evergreen Short-Dura-tion Income Fund (formerly, Evergreen Short-Intermediate Bond Fund) ("Short-Du-ration Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust orga-nized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and/or Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a 2.00% contingent deferred sales charge payable on shares redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to Febru-ary 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were initially purchased. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valua-tions are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith ac-cording to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

Mutual fund shares held in a fund are valued at the net asset value of each mu-tual fund.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, foreign currency related transactions and the difference be-tween the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities

F. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

G. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

H. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. Each Funds' investment adviser will monitor the creditworthiness of such bor-rowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the bor-rower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in con-nection with such loans.

I. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains re-alized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

J. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required.

K. Distributions
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by capital loss carryovers, it is each Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to capital loss carryforwards assumed as a result of acquisitions. During the year ended June 30, 2000, the differences for the Intermediate Bond Fund amounted to $14,815,765.

Certain distributions paid during previous years have been reclassified to con-form to current year presentation.

L. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company ("EIMC"), an indirect wholly owned sub-sidiary of First Union National Bank ("FUNB"), is the investment advisor for the Capital Preservation Fund and Intermediate Bond Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management and administrative services to the Capital Preservation Fund and In-termediate Bond Fund, the Funds pay EIMC a management fee that is computed and paid daily. The management fee is computed daily at an annual rate of 2.00% of each Fund's gross investment income plus an amount determined by applying per-centage rates, starting at 0.41% and declining to 0.16% per annum as net assets increase, to the average daily net assets of each Fund. Prior to January 3, 2000, the Funds paid EIMC an advisory fee that was calculated daily at an an-nual rate of 2.00% of each Fund's gross investment income plus an amount deter-mined by applying percentage rates, starting at 0.50% and declining to 0.25% per annum as net assets increased, to the average daily net assets of each Fund.

FUNB is the investment advisor to the Short-Duration Fund and is paid a manage-ment fee that is computed and paid daily at an annual rate of 0.42% of the Fund's average daily net assets. Prior to January 3, 2000, Short-Duration Fund paid an advisory fee that was calculated daily at an annual rate of 0.50% of the average daily net assets of the Fund.

During the year ended June 30, 2000, the amount of investment advisory fees waived or expenses reimbursed by each Fund and the impact on each Fund's ex-pense ratio represented as a percentage of its average net assets were as fol-lows:

                                                      Fees   % of Average
                                                     Waived   Net Assets
                                                    ---------------------
         Capital Preservation Fund................. $131,282     0.36%
         Intermediate Bond Fund....................   55,085     0.03

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trustees re-ceive no compensation directly from the Funds.

For its services, the Capital Preservation Fund and Intermediate Bond Fund pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. Prior to January 3, 2000, the administration fee was paid by the investment advisor and was not a fund expense. However, the Funds reim-bursed EIMC for providing certain administration and accounting expenses which amounted to $2,687 and $7,187, respectively for Capital Preservation Fund and Intermediate Bond Fund. The sub-administration fee was paid by the investment advisor until the sub-administration agreement with BISYS was terminated on April 30, 2000.

For its services, the Short-Duration Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. The sub-adminis-trator was paid by the administrator out of its fees until the sub-administration agreement with BISYS was terminated on April 30, 2000. Prior to January 3, 2000, the administrator and sub-administrator for the Fund were en-titled to an annual fee based on the average daily net assets of the funds ad-ministered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee was calculated by ap-plying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of the Fund. The sub-administration fee was calculated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the aver-age daily net assets of the Fund.

During the year ended June 30, 2000, the Short-Duration Fund paid or accrued to EIS $215,804 and $12,485, respectively, for administrative and sub-administra-tive services.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A incurs distribution fees equal to 0.25% of the average daily net assets of the class, all of which is used to pay for shareholder service fees. For Capital Preservation Fund, Class A shares purchased prior to January 1, 1997 incur distribution fees at an annual rate of 0.10%. Prior to October 7, 1999 Short-Duration Fund incurred distribution fees equal to 0.10% of the average daily net assets of Class A. Class B and Class C incur distribu-tion fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated and paid daily.

During the year ended June 30, 2000, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                              Class A  Class B  Class C
                                              --------------------------
         Capital Preservation Fund........... $ 40,767 $109,913 $ 38,233
         Intermediate Bond Fund..............  235,504  125,659   45,512
         Short-Duration Fund.................   93,405  192,955  107,842

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business on March 17, 2000, Intermediate Bond Fund acquired substantially all the assets and assumed certain liabilities of Davis Intermediate Investment Grade Bond Fund, in an exchange for Class A, Class B, Class C and Class Y shares of Intermediate Bond Fund.

Effective on the close of business on March 10, 2000, Short-Duration Fund (for-merly Evergreen Short Intermediate Bond Fund) acquired substantially all of the assets and assumed certain liabilities of Evergreen Short-Duration Income Fund (formerly Mentor Short-Duration Income Fund), in an exchange for Class A, Class C and Class Y shares of Short-Duration Fund. Upon completion of the acquisi-tion, Evergreen Short Intermediate Bond Fund changed its name to Evergreen Short-Duration Income Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of assets acquired, number of shares issued, unrealized appreciation (depreciation) acquired and the aggregate net assets of each Fund immediately after the acquisition were as follows:

                                                         Value of Net     Number of    Unrealized      Net Assets
Acquiring Fund                   Acquired Fund          Assets Acquired Shares Issued Depreciation  After Acquisition
----------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund  Davis Intermediate
                        Investment Grade
                        Bond Fund                        $ 28,487,171    $ 3,417,823  $(1,866,078)    $171,176,701
Short-Duration Fund     Evergreen Short-Duration
 (formerly Evergreen    Income Fund
 Short-Intermediate     (formerly Mentor Short-Duration
 Bond Fund)             Income Fund)                      103,128,210     10,929,688   (2,175,795)     428,047,109

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and/or Class Y. Transactions in shares of the Funds were as follows:

Capital Preservation Fund*

                                          Year Ended June 30,
                            --------------------------------------------------
                                     2000                      1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............     938,483  $  8,976,432   1,254,468  $ 12,119,775
Automatic conversion of
 Class B shares to Class A
 shares...................     826,779     7,888,267           0             0
Shares issued in
 reinvestment of
 distributions............      81,008       775,344      73,376       709,511
Shares redeemed...........    (865,404)   (8,280,450) (1,297,623)  (12,552,673)
-------------------------------------------------------------------------------
Net increase..............     980,866     9,359,593      30,221       276,613
-------------------------------------------------------------------------------
Class B
Shares sold...............     298,306     2,855,271     501,298     4,841,798
Shares issued in
 reinvestment of
 distributions............      36,425       348,732      69,855       676,249
Automatic conversion of
 Class B shares to Class A
 shares...................    (826,779)   (7,888,267)          0             0
Shares redeemed...........    (565,236)   (5,409,739) (1,626,086)  (15,731,870)
-------------------------------------------------------------------------------
Net decrease..............  (1,057,284)  (10,094,003) (1,054,933)  (10,213,823)
-------------------------------------------------------------------------------
Class C
Shares sold...............     277,659     2,655,614     229,112     2,214,948
Shares issued in
 reinvestment of
 distributions............      11,735       112,339      17,206       166,378
Shares redeemed...........    (282,637)   (2,704,861)   (247,073)   (2,388,775)
-------------------------------------------------------------------------------
Net increase (decrease)...       6,757        63,092        (755)       (7,449)
-------------------------------------------------------------------------------
Net decrease..............              $   (671,318)             $ (9,944,659)
-------------------------------------------------------------------------------

* During the year ended June 30, 2000, Capital Preservation Fund commenced op-erations of its Class Y shares on October 29, 1999 with the sale of 104 shares at $9.58 per share. These shares were fully redeemed on April 10, 2000. During this period, Class Y shares of Capital Preservation Fund earned $0.245 in income distributions generating a cummulative return of 2.54%.

Intermediate Bond Fund

                                          Year Ended June 30,
                            --------------------------------------------------
                                     2000                      1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold................  1,341,951  $ 11,236,195   2,341,785  $ 21,107,529
Automatic conversion of
 Class B shares to Class A
 shares....................     65,074       538,182           0             0
Shares issued in
 reinvestment of
 distributions.............    612,507     5,132,151     656,382     5,911,817
Shares issued in
 acquisition of Davis
 Intermediate Investment
 Grade Bond Fund...........  1,359,200    11,328,791           0             0
Shares redeemed............ (4,918,634)  (41,358,248) (4,185,680)  (37,633,504)
-------------------------------------------------------------------------------
Net decrease............... (1,539,902)  (13,122,929) (1,187,513)  (10,614,158)
-------------------------------------------------------------------------------
Class B
Shares sold................    151,740     1,289,489     487,096     4,402,183
Shares issued in
 reinvestment of
 distributions.............     43,632       365,159      36,260       326,694
Shares issued in
 acquisition of Davis
 Intermediate Investment
 Grade Bond Fund...........  1,407,439    11,730,846           0             0
Automatic conversion of
 Class B shares to Class A
 shares....................    (65,074)     (538,182)          0             0
Shares redeemed............   (686,107)   (5,744,661)   (425,314)   (3,846,878)
-------------------------------------------------------------------------------
Net increase...............    851,630     7,102,651      98,042       881,999
-------------------------------------------------------------------------------
Class C
Shares sold................    113,576       956,714     110,653     1,004,240
Shares issued in
 reinvestment of
 distributions.............     17,738       148,738      20,784       187,535
Shares issued in
 acquisition of Davis
 Intermediate Investment
 Grade Bond Fund...........    207,081     1,726,006           0             0
Shares redeemed............   (319,789)   (2,678,266)   (184,849)   (1,673,579)
-------------------------------------------------------------------------------
Net increase (decrease)....     18,606       153,192     (53,412)     (481,804)
-------------------------------------------------------------------------------
Class Y
Shares sold................  1,176,959     9,907,267   1,284,724    11,575,178
Shares issued in
 reinvestment of
 distributions.............    117,187       981,758     118,332     1,066,259
Shares issued in
 acquisition of Davis
 Intermediate Investment
 Grade Bond Fund...........    444,103     3,701,528           0             0
Shares redeemed............ (2,499,868)  (21,013,351) (2,096,933)  (18,979,192)
-------------------------------------------------------------------------------
Net decrease...............   (761,619)   (6,422,798)   (693,877)   (6,337,755)
-------------------------------------------------------------------------------
Net decrease...............             $(12,289,884)             $(16,551,718)
-------------------------------------------------------------------------------

Short-Duration Fund

                                          Year Ended June 30,
                          ------------------------------------------------------
                                    2000                        1999
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold.............    2,858,106  $  27,120,203    1,565,164  $  15,513,691
Shares issued in
 reinvestment of
 distributions..........      204,730      1,932,628       85,182        844,657
Automatic conversion of
 Class B shares to Class
 A shares...............       97,215        917,923            0              0
Shares issued in
 acquisition of
 Evergreen Short-
 Duration Income Fund
 (formerly Mentor Short-
 Duration Income Fund)..    7,467,765     70,415,515            0              0
Shares redeemed.........   (3,435,000)   (32,505,607)  (1,377,037)   (13,580,265)
---------------------------------------------------------------------------------
Net increase............    7,192,816     67,880,662      273,309      2,778,083
---------------------------------------------------------------------------------
Class B
Shares sold.............      607,485      5,811,249    1,844,479     18,346,490
Shares issued in
 reinvestment of
 distributions..........       72,126        686,690       83,118        826,279
Automatic conversion of
 Class B shares to Class
 A shares...............      (97,215)      (917,923)           0              0
Shares redeemed.........   (1,265,791)   (12,101,175)  (1,890,855)   (18,756,863)
---------------------------------------------------------------------------------
Net increase
 (decrease).............     (683,395)    (6,521,159)      36,742        415,906
---------------------------------------------------------------------------------
Class C
Shares sold.............      400,664      3,716,479       65,400        652,800
Shares issued in
 reinvestment of
 distributions..........       43,765        412,037        6,017         59,815
Shares issued in
 acquisition of
 Evergreen Short-
 Duration Income Fund
 (formerly Mentor Short-
 Duration Income Fund)..    3,461,806     32,711,591            0              0
Shares redeemed.........     (831,756)    (7,837,121)     (46,468)      (460,730)
---------------------------------------------------------------------------------
Net increase............    3,074,479     29,002,986       24,949        251,885
---------------------------------------------------------------------------------
Class Y
Shares sold.............    6,329,806     60,185,854   12,293,584    122,151,579
Shares issued in
 reinvestment of
 distributions..........    1,095,709     10,408,819    1,145,478     11,358,519
Shares issued in
 acquisition of
 Evergreen Short-
 Duration Income Fund
 (formerly Mentor Short-
 Duration Income Fund)..          117          1,104            0              0
Shares redeemed.........  (16,044,166)  (152,124,946) (14,015,864)  (138,897,410)
---------------------------------------------------------------------------------
Net decrease............   (8,618,534)   (81,529,169)    (576,802)    (5,387,312)
---------------------------------------------------------------------------------
Net increase
 (decrease).............               $   8,833,320               $  (1,941,438)
---------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 2000:

                              Cost of Purchases        Proceeds from Sales
                          ---------------------------------------------------
                              U.S.       Non-U.S.       U.S.       Non-U.S.
                           Government   Government   Government   Government
                          ---------------------------------------------------
         Capital
          Preservation
          Fund........... $ 16,173,145 $          0 $ 17,163,284 $          0
         Intermediate
          Bond Fund......  165,112,498   99,069,002  132,200,437  143,673,948
         Short-Duration
          Fund...........  264,457,338  277,805,176  322,771,946  190,941,619

During the year ended June 30, 2000, the Funds entered into reverse repurchase agreements as follows:

                                                 Interest Expense
                          Average Daily               as a %        Weighted      Maximum
                             Balance    Interest    of Average       Average       Amount
                           Outstanding  Expense     Net Assets    Interest Rate Outstanding*
                          ------------------------------------------------------------------
         Capital
          Preservation
          Fund...........   $ 12,740    $   749        0.00%          5.75%      $  469,499
         Intermediate
          Bond Fund......    187,907      7,745        0.00           3.68        4,053,488
         Short-Duration
          Fund...........    611,948     31,981        0.01           5.18        7,010,217

            -------
            * The maximum amount outstanding under reverse
              repurchase agreements includes accrued inter-est.

At June 30, 2000, there were no reverse repurchase agreements outstanding.

The Intermediate Bond Fund and Short-Duration Fund loaned securities during the year ended June 30, 2000 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At June 30, 2000, the value of securities on loan and the value of collateral for the Intermediate Bond Fund amounted to $2,108,685 and $2,139,670, respectively. At June 30, 2000, the value of securities on loan and the value of collateral for the Short-Duration Fund amounted to $1,293,291 and $1,323,920, respectively. During the year ended June 30, 2000, the Intermediate Bond Fund earned $10,859 in in-come from securities lending.

On June 30, 2000, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                          Gross        Gross          Net
                                        Unrealized   Unrealized    Unrealized
                            Tax Cost   Appreciation Depreciation  Depreciation
                          ----------------------------------------------------
         Capital
          Preservation
          Fund........... $ 36,962,797   $ 93,289   $  (421,288)  $  (327,999)
         Intermediate
          Bond Fund......  173,455,361    958,821    (5,473,459)   (4,514,638)
         Short-Duration
          Fund...........  382,581,839    692,903    (7,586,024)   (6,893,121)

As of June 30, 2000, the Funds had capital loss carryovers for federal income tax purposes as follows:

                      Capital                                         Expiration
                       Loss     ---------------------------------------------------------------------------------------
                     Carryover     2001       2002       2003      2004       2005       2006       2007       2008
                    ---------------------------------------------------------------------------------------------------
Capital
 Preservation
 Fund.............. $ 7,007,478 $5,685,347 $   197,484 $641,839 $  253,605 $        0 $        0 $   34,064 $   195,139
Intermediate Bond
 Fund..............  38,032,293  2,688,181  12,230,490  987,672    810,693  1,200,359  2,734,934          0  17,379,964
Short-Duration
 Fund..............  27,773,652          0   6,020,616        0  4,048,695  4,374,000  1,742,698  4,597,715   6,989,928

In addition to the capital loss carryovers, capital and currency losses in-curred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the year ended June 30, 2000, the Funds have incurred and elected to defer post-October losses as follows:

                                                       Capital   Currency
                                                        Losses    Losses
                                                      -------------------
         Capital Preservation Fund................... $  153,360 $      0
         Intermediate Bond Fund......................  4,427,455  603,275
         Short-Duration Fund.........................  4,577,105        0

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions re-ceived by each Fund and the impact on each Fund's expense ratio represented as a percentage of its average net assets were as follows:

                                                    Total
                                                   Expense
                                                  Reductions % of Average
                                                   Received   Net Assets
                                                  -----------------------
         Capital Preservation Fund...............  $ 1,519       0.00%
         Intermediate Bond Fund..................    6,479       0.00
         Short-Duration Fund.....................   23,894       0.01

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and The Bank of New York ("BONY") entered into an amended financing agreement on December 22, 1998. Under this agreement, State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The credit facility was allocated, un-der the terms of the financing agreement between State Street and BONY. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facility, which was allocated to all funds. State Street served as administrative agent and was entitled to a fee of $20,000 per annum which was allocated to all of the funds. This agreement was terminated on July 27, 1999.

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or for gen-eral working capital purposes as permitted by each Fund's borrowing restric-tions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily un-used portion of the revolving credit commitment. The commitment fee is allo-cated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds

During the year ended June 30, 2000, the Funds had no borrowings under these agreements.

11. SUBSEQUENT EVENT

Effective as of the close of business on July 21, 2000, the net assets and lia-bilities of Capital Preservation Fund were acquired by the Evergreen Select Ad-justable Rate Fund ("Select Adjustable Rate Fund"), an open-end management in-vestment company registered under the 1940 Act in an exchange of shares. The net assets of Capital Preservation Fund were acquired through a tax-free ex-change for 2,864,628 Class A shares, 553,117 Class B shares and 393,719 Class C shares of Select Adjustable Rate Fund. The net assets of Capital Preservation Fund immediately before the acquisition were $36,327,117. The aggregate net as-sets of Select Adjustable Rate Fund after the acquisition were $82,722,541.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Capital Preservation and In-come Fund, Evergreen Intermediate Term Bond Fund and Evergreen Short-Duration Income Fund (formerly Evergreen Short-Intermediate Bond Fund), each a portfolio of Evergreen Fixed Income Trust, as of June 30, 2000, and the related state-ments of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Capital Preservation and Income Fund, Evergreen Intermediate Term Bond Fund and Evergreen Short-Duration Income Fund, as of June 30, 2000, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                                                     /s/KPMG LLP

Boston, Massachusetts
August 11, 2000

                       Additional Information (Unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On July 14, 2000, a Special Meeting of Shareholders for Evergreen Capital Pres-ervation and Income Fund was held to consider a number of proposals. On April 28, 2000, the record date for the meeting, net assets of $12,632,201 were voted out of an eligible $35,181,922.

1. To approve an Agreement and Plan or Reorganization whereby Evergreen Select Adjustable Rate Fund, a series of Evergreen Select Fixed Income Trust, will
   (i) acquire all of the assets of Capital Preservation and Income Fund in exchange for shares of Evergreen Select Adjustable Rate Fund; and (ii) assume the identified liabilities of Evergreen Capital Preservation and Income Fund.

                                                    % of Record  % of
                                                     Date Net     Net
                                        Net Assets    Assets    Assets
                                           Voted    Outstanding  Voted
                                        -------------------------------
         Affirmative................... $11,193,615   31.816%    88.612%
         Against.......................     636,668    1.810      5.040
         Abstain.......................     801,918    2.279      6.348
                                        -----------   ------    -------
          Total........................ $12,632,201   35.905%   100.000%
                                        -----------   ------    -------

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                                    % of Record  % of
                                                     Date Net     Net
                                        Net Assets    Assets    Assets
                                           Voted    Outstanding  Voted
                                        -------------------------------
         Affirmative................... $11,237,425   31.941%    88.959%
         Against.......................     525,174    1.493      4.157
         Abstain.......................     869,602    2.471      6.884
                                        -----------   ------    -------
          Total........................ $12,632,201   35.905%   100.000%
                                        -----------   ------    -------

                                Evergreen Funds

Money Market
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

Tax Advantaged
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
High Grade Municipal Bond Fund
Maryland Municipal Bond Fund
Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Short-Intermediate Municipal Fund
South Carolina Municipal Bond Fund
Tax-Free High Income Fund
Virginia Municipal Bond Fund

Income
Diversified Bond Fund
High Yield Bond Fund
Intermediate Term Bond Fund
Quality Income Fund
Select Adjustable Rate Fund
Short-Duration Income Fund
Strategic Income Fund
U.S. Government Fund

Balanced
Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund

Growth & Income
Blue Chip Fund
Equity Income Fund
Growth and Income Fund
Equity Index Fund
Small Cap Value Fund
Utility Fund
Value Fund

Domestic Growth
Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Masters Fund
Omega Fund
Special Equity Fund
Small Company Growth Fund
Stock Selector Fund
Large Company Growth Fund
Tax Strategic Equity Fund

Global International
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Sector Funds
Health Care Fund
Technology Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

                                                        541496  8/2000

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